Execution Copy

                          AGREEMENT AND PLAN OF MERGER

                                  by and among

                   NATIONAL MEDICAL HEALTH CARD SYSTEMS, INC.

                              PAI ACQUISITION CORP.

                            PHARMACY ASSOCIATES, INC.

                                       AND

                         EACH OF THE SHAREHOLDERS LISTED
                              ON SCHEDULE I HERETO

                                   dated as of

                                  June 27, 2000

                          AGREEMENT AND PLAN OF MERGER

     AGREEMENT AND PLAN OF MERGER, dated as of June 27, 2000 (this "Agreement"), by and among NATIONAL MEDICAL HEALTH CARD SYSTEMS, INC., a New York corporation ("Acquirer"), PAI ACQUISITION CORP., an Arkansas corporation and wholly-owned subsidiary of Acquirer ("Acquirer Sub"), PHARMACY ASSOCIATES, INC., an Arkansas corporation ("Target"), and the individuals and entities listed on Schedule I hereto, constituting the holders of capital stock of Target (each a "Shareholder" and collectively the "Shareholders").

                                    RECITALS

     WHEREAS, the respective Boards of Directors of Target, Acquirer and Acquirer Sub have approved the acquisition of Target by Acquirer upon the terms and subject to the conditions set forth in this Agreement; and

     WHEREAS, to effect such acquisition, the respective Boards of Directors of Target, Acquirer and Acquirer Sub have approved the merger of Acquirer Sub with and into Target (the "Merger") upon the terms and subject to the conditions set forth in this Agreement, whereby each issued and outstanding share of common stock, par value $1.00 per share, of Target (the "Target Common Stock") will be converted into the right to receive cash and unregistered shares of common stock, par value $.001 per share, of Acquirer (the "Acquirer Common Stock"), upon the terms and conditions set forth herein; and

     WHEREAS, based upon the representations, warranties and agreements herein made by Acquirer and Acquirer Sub and subject to the terms and conditions contained in this Agreement, the Board of Directors of Target has approved this Agreement, unanimously recommended to the shareholders of Target that they approve the Merger and desire that Acquirer Sub be merged with and into Target and that, as a result of the Merger, Target shall become a wholly owned subsidiary of Acquirer; and

     WHEREAS, the requisite shareholders of Target have approved the Merger and approved and adopted this Agreement.

     NOW, THEREFORE, in consideration of the premises, the representations, warranties and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to the terms and conditions set forth herein, the parties hereto agree as follows:

                             ARTICLE I. DEFINITIONS
                                        -----------

     In this Agreement, the following words and phrases shall have the meanings hereinafter set forth:

     Section 1.01. "Acquisition" shall mean the acquisition of the Target Common Stock pursuant to the terms of this Agreement.

     Section 1.02. "Acquirer Common Stock" shall have the meaning given such term in the Recitals hereof.

     Section 1.03. "Acquirer Disclosure Schedule" shall have the meaning given such term in the preamble to Article V hereof.

     Section 1.04. "Acquirer Indemnified Party" shall have the meaning given such term in Section 11.01(a) hereof.

     Section 1.05. "Affiliates" shall have the meaning as set forth in Rule 144 promulgated under the Securities Act.

     Section  1.06.  "Arkansas  Law" shall have the  meaning  given such term in
Section 2.01 hereof.

     Section 1.07. "Articles of Merger" shall have the meaning given such term in Section 2.02(b) hereof.

     Section 1.08. "Audited Financial Statements" shall have the meaning given such term in Section 3.07(a) hereof

     Section 1.09. "Business Day" shall mean any day, other than a Saturday, Sunday or legal holiday under the Federal laws of the United States or the laws of the State of New York.

     Section 1.10.  "Closing"  shall have the meaning given such term in Section
2.02 hereof.

     Section  1.11.  "Closing  Date" shall have the  meaning  given such term in
Section 2.02 hereof.

     Section 1.12. "Code" shall mean the Internal Revenue Code of 1986, as amended.

     Section  1.13.   "Commission"   shall  mean  the  Securities  and  Exchange
Commission of the United States.

     Section 1.14. "Constituent Corporations" shall have the meaning given such term in Section 2.01 hereof.

     Section 1.15. "Contingent Payment" shall have the meaning given such term in Section 2.10 hereof.

     Section 1.16. "Contracts" shall have the meaning given such term in Section 3.16(a) hereof.

     Section 1.17. "Dissenting Shares" shall have the meaning given such term in
Section 2.07(b) hereof.

     Section  1.18.  "Effective  Date" shall have the meaning given such term in
Section 2.02(b) hereof.

     Section  1.19.  "Effective  Time" shall have the meaning given such term in
Section 2.02(b).

     Section  1.20.  "Employee  Plan" shall have the meaning  given such term in
Section 3.17(a) hereof.

     Section 1.21. "Environmental Laws" shall mean, with respect to Target, any federal, state, or local law, statute, rule, regulation, order or other requirement of law relating to (i) the manufacture, transport, use, treatment, storage, disposal, release or threatened release of Hazardous Substances, or
(ii) the protection of human health or the environment (including, without limitation, natural resources, air, and surface or subsurface land or waters).

     Section 1.22. "Environmental Liabilities" shall mean any and all liabilities, responsibilities, claims, suits, losses, costs (including remediation, removal, response, abatement, clean-up, investigative and/or monitoring costs and any other related costs and expenses), other causes of action recognized now or at any later time, damages, settlements, expenses, charges, assessments, liens, penalties, fines, pre-judgment and post-judgment interest, attorney fees and other legal fees (a) pursuant to any agreement, order, notice, requirement, responsibility or directive (including directives embodied in Environmental Laws), injunction, judgment or similar documents (including settlements) arising out of or in connection with any Environment Laws, or (b) pursuant to any claim by a governmental entity or other person or entity for personal injury, property damage, damage to natural resources, remediation or similar costs or expenses incurred or asserted by such entity or person pursuant to common law or statute.

     Section 1.23. "Environmental Material Adverse Effect" shall mean, with respect to Target, any Environmental Liabilities that are reasonably expected to exceed $5,000 per occurrence, or $10,000 in the aggregate.

     Section 1.24. "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as it now exists and is hereafter amended.

     Section 1.25. "ERISA Affiliate" shall mean any person, firm or entity (whether or not incorporated) which, by reason of its relationship with Target is required to be aggregated with Target under Sections 414(b), 414(c) or 414(m) of the Code, or which, together with Target, is a member of a controlled group within the meaning of Section 4001(a)(14) of ERISA.

     Section 1.26. "Escrowed Consideration" shall have the meaning given such term in Section 2.07 hereof.

     Section 1.27. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

     Section 1.28. "Financial Statements" shall have the meaning given such term in Section 3.07(a) hereof.

     Section  1.29.  "Generally  accepted  accounting   principles"  shall  mean
generally accepted accounting principles in the United States.

     Section 1.30. "Governmental Entity" shall mean any court, administrative agency or commission or other federal, provincial, state, local, municipal or foreign government or governmental authority or instrumentality.

     Section 1.31. "Hazardous Substance" shall mean any material or substance that is: (i) listed, classified or regulated pursuant to or under any applicable Environmental Law, or (ii) any petroleum product or by-product, asbestos, urea formaldehyde insulation or polychlorinated biphenyls.

     Section 1.32. "Indemnified Party" shall have the meaning given such term in
Section 11.04 hereof.

     Section 1.33. "Indemnifying Party" shall have the meaning given such term in Section 11.04 hereof.

     Section 1.34. "Indemnified Target Parties" shall have the meaning given such term in Section 7.05 hereof.

     Section 1.35.  "Indemnity  Claim" shall have the meaning given such term in
Section 11.07 hereof.

     Section 1.36. "Intellectual Property" shall have the meaning given such term in Section 3.24 hereof.

     Section 1.37. "Interim Financial Statements" shall have the meaning given such term in Section 3.07(a) hereof.

     Section 1.38. "IRS" shall mean the Internal Revenue Service.

     Section 1.39. "Knowledge" shall mean, with respect to a Person, to the actual knowledge of such Person after due investigation, including the knowledge of such Person's directors and officers and employees of such Person with responsibility for the particular matters referred to.

     Section 1.40.  "License"  shall have the meaning given such term in Section
3.25 hereof.

     Section 1.41. "Liens" shall mean all liens,  charges,  security  interests,
pledges,   rights  or  claims  of  others,   restraints  on  transfer  or  other
encumbrances.

     Section 1.42. "Management Shareholders" shall mean the Shareholders listed on Schedule 6.07.

     Section 1.43. "Material Adverse Change" shall mean a change or a development involving a prospective change which could have a Material Adverse Effect.

     Section 1.44. "Material Adverse Effect" shall mean, with respect to any Person, a material adverse effect on the business, prospects, results of operations, financial condition or assets of such Person and its Subsidiaries, if any, taken as a whole. In determining whether any individual event would result in a Material Adverse Effect, notwithstanding that such event does not of itself have such effect, a Material Adverse Effect shall be deemed to have occurred if the cumulative effect of such event and all other then existing events would result in a Material Adverse Effect.

     Section 1.45. "Merger" shall have the meaning given such term in the Recitals hereof.

     Section 1.46. "Merger Consideration" shall have the meaning given such term in Section 2.07(a) hereof.

     Section 1.47. "Nasdaq National Market" shall mean the National Association of Securities Dealers Automated Quotation National Market

     Section  1.48.  "New York Law"  shall have the  meaning  given such term in
Section 2.01 hereof.

     Section 1.49. "Old Certificates"  shall have the meaning given such term in
Section 2.09(a) hereof.

     Section 1.50. "Person" shall mean an individual, corporation, partnership, limited liability company, joint venture, trust or unincorporated organization, or a government or any agency or political subdivision thereof.

     Section  1.51.  "Prospectus"  shall  have the  meaning  given  such term in
Section 5.06 hereof.

     Section 1.52.  "Public  Filings"  shall have the meaning given such term in
Section 5.06 hereof.

     Section 1.53. "Registration Statement" shall have the meaning given such term in Section 5.06 hereof.

     Section 1.54. "Regulatory Authority" shall mean any foreign, federal, provincial, state, local or municipal government or governmental authority the approval of which, or filing with, is legally required for consummation of the transactions contemplated by this Agreement.

     Section  1.55.  "Related  Costs" shall have the meaning  given such term in
Section 12.01(a) hereof.

     Section 1.56. "Release" shall mean any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping or disposing into the environment.

     Section 1.57. "Requisite Regulatory Approvals" shall have the meaning given such term in Section 9.01(c) hereof.

     Section 1.58. "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations thereunder.

     Section 1.59.  "Seller  Refunds"  shall have the meaning given such term in
Section 12.02(a) hereof.

     Section 1.60.  "Software" shall have the meaning given such term in Section
3.19 hereof.

     Section 1.61. "Surviving Corporation" shall have the meaning given such term in Section 2.01 hereof.

     Section 1.62. "Target Common Stock" shall have the meaning given such term in the Recitals hereof.

     Section 1.63. "Target Disclosure Schedule" shall have the meaning given such term in the preamble to Article III hereof.

     Section 1.64. "Target Indemnified Party" shall have the meaning given such term in Section 11.02 hereof.

     Section  1.65.  "Tax  Return(s)"  shall have the meaning given such term in
Section 3.11 hereof.

     Section 1.66. "Year 2000 Compliant" shall have the meaning given such term in Section 3.19 hereof.

                             ARTICLE II. THE MERGER
                                         ----------

     Section 2.01. The Merger. At the Effective Time (as defined below) and subject to and upon the terms of this Agreement, Acquirer Sub shall be merged with and into Target in accordance with the provisions of the 1987 Business Corporation Act of the State of Arkansas ("Arkansas Law") and the General Corporation Law of the State of New York ("New York Law"). Following the Merger, Target shall continue as the surviving corporation under the name Pharmacy Associates, Inc. (the "Surviving Corporation"), and the separate corporate existence of Acquirer Sub shall cease. Target and Acquirer Sub are sometimes collectively referred to as the "Constituent Corporations."

     Section 2.02. Closing and Effective Time. (a) The closing (the "Closing") of the Merger shall take place at 9:30 a.m., New York time, on a date to be specified by the parties, which shall be no later than the second Business Day after satisfaction or waiver of the latest to occur of the conditions set forth in Article IX hereof (the "Closing Date"), at the offices of Fulbright & Jaworski L.L.P., 666 Fifth Avenue, New York, New York 10103, unless another time, place or date is agreed to in writing by the parties hereto.

          (b) As soon as practicable on or after the Closing Date, (i) Target, Acquirer and Acquirer Sub shall file articles of merger, substantially in the form of Exhibit 2.02(b) hereof (the "Articles of Merger"), with the Secretary of State of the State of Arkansas and make all other filings or recordings required by Arkansas Law and New York Law in connection with the Merger. The Merger shall become effective at such time as the Articles of Merger is duly filed with the Secretary of State of the State of Arkansas in accordance with Arkansas Law or at such other time as specified in the Articles of Merger. The date and time when the Merger shall become effective are hereinafter referred to as the "Effective Date" and "Effective Time," respectively.

     Section 2.03. Effects of the Merger. The separate corporate existence of Target, as the Surviving Corporation, with all of its purposes, objects, rights, privileges, powers, certificates and franchises, shall continue unimpaired by the Merger. At the Effective Time, the Surviving Corporation shall succeed to all the properties and assets of the Constituent Corporations and to all debts, chooses in action and other interests due or belonging to the Constituent Corporations and shall be subject to, and responsible for, all the debts, liabilities and duties of the Constituent Corporations with the effects provided by applicable provisions of law.

     Section  2.04.   Articles  of  Incorporation   and  Bylaws.
     -------------    -----------------------------------------

          (a) The Articles of Incorporation of Target in effect immediately prior to the Effective Time shall be the Articles of Incorporation of the Surviving Corporation until amended in accordance with the provisions of the applicable provisions of law except that at the Effective Time the Articles of Incorporation shall be amended in the discretion of the Acquirer.

          (b) The Bylaws of Target as in effect immediately prior to the Effective Time shall be the Bylaws of the Surviving Corporation, until duly amended in accordance with applicable provisions of law, the Articles of Incorporation of the Surviving Corporation and such Bylaws.

     Section 2.05. Director. The director(s) of Acquirer Sub immediately prior to the Effective Time shall be the initial director(s) of the Surviving
Corporation   and  shall  hold  office  in  accordance   with  the  Articles  of
Incorporation and Bylaws of the Surviving Corporation from the Effective Time until his or their successor is duly elected or appointed and qualified.

     Section 2.06. Officers. The officers of Acquirer Sub immediately prior to the Effective Time shall be the initial officers of the Surviving Corporation and shall hold office in accordance with the Articles of Incorporation and Bylaws of the Surviving Corporation from the Effective Time until their respective successors are duly elected or appointed and qualified.

     Section 2.07. Conversion of Outstanding Target Capital Stock.
     ------------  ----------------------------------------------

          (a) For the purposes of this Section 2.07, the cash and shares of Acquirer Common Stock to be received in exchange for Target Capital Stock are referred to in the aggregate as the "Merger Consideration."

          (b) Except (i) as provided in Section 2.08 hereof and (ii) for shares, if any, held by persons who have not voted such shares for approval of the Merger and with respect to which such persons shall become entitled to exercise dissenters' rights in accordance with Subchapter 1302 of Arkansas Law (the "Dissenting Shares"), but subject to the indemnification obligations of the Shareholders described in Article XI, as of the Effective Time, by virtue of the Merger and without any action on the part of the holders of any shares of Target Capital Stock or Acquirer Sub Stock:

               (i) Each share of Target Common Stock outstanding immediately prior to the Effective Time (which Target has represented to consist of 300 shares) shall be converted at the Effective Time into the right to receive $20,000 and 1,333.33 shares of Acquirer Common Stock.

               (ii) Each share of Acquirer Sub Stock outstanding immediately prior to the Effective Time shall be converted into one share of common stock of the Surviving Corporation.

          (c) Except as provided in Section 2.09 and Section 2.07(e) hereof, as of and after the Effective Time, no holder of any certificate that immediately before the Effective Time represented shares of Target Common Stock shall have any rights as a holder of Target Common Stock, other than to receive the consideration specified in this Section 2.07 and Section
     2.10 hereof in accordance with the terms of such sections.

          (d) Of the aggregate Merger Consideration payable to all holders of Target Capital Stock pursuant to this Section 2.07, 200,000 shares of Acquirer Common Stock (the "Escrowed Consideration") shall be deposited by Acquirer at the Closing with the Escrow Agent pursuant to the terms of the Escrow Agreement, a form of which is attached hereto as Exhibit 2.07. The Escrowed Consideration shall be allocated among the Shareholders as indicated on Schedule 2.07(d) hereto. The Escrowed Consideration will serve as collateral security for the indemnification obligations of the Shareholders as provided in Article XI hereof.

          (e) Any Dissenting Shares shall not be converted into Acquirer Common Stock but shall instead be converted into the right to receive such consideration as may be determined to be due with respect to such Dissenting Shares pursuant to Arkansas Law. Target agrees that, except with the prior written consent of Acquirer, or as required under Arkansas Law, it will not voluntarily make any payment with respect to, or settle or offer to settle, any such purchase demand. Each holder of Dissenting Shares who, pursuant to the provisions of Arkansas Law, becomes entitled to payment of the fair value for shares of Target Common Stock shall receive payment therefor (but only after such value shall have been agreed upon or finally determined pursuant to such provisions). If, after the Effective Time, any Dissenting Shares shall lose their status as Dissenting Shares, Acquirer shall issue and deliver, upon surrender by such holder of certificate or certificates representing shares of Target Common Stock, the number of shares of Acquirer Common Stock and other consideration to which such holder would otherwise be entitled under this Agreement and the Articles of Merger.

     Section 2.08. Cancellation of Target Capital Stock. At the Effective Time, any and all shares of capital stock of Target that are owned directly or indirectly by Target as treasury stock shall be canceled without any consideration being payable therefor.

     Section 2.09.      Exchange of Certificates.
     ------------       ------------------------

          (a) Exchange Procedures. As soon as reasonably practicable after the Effective Time, each holder of record of a certificate or certificates that immediately prior thereto represented issued and outstanding shares of Target Common Stock ("Old Certificates") shall surrender such Old Certificates, together with a properly completed letter of transmittal (specifying that delivery shall be effected, and that risk of loss and title to the Old Certificates shall pass, only upon delivery of the Old Certificates to the Surviving Corporation) in exchange for the consideration specified in Section 2.07, except as otherwise specifically provided in this Section 2.09. Until so surrendered, the Old Certificates shall represent, after the Effective Time, solely the right to receive the consideration specified in Section 2.07, except as otherwise provided in this Section 2.09. Old Certificates surrendered to the Surviving Corporation shall be canceled.

          (b) No Fractional Shares. No fractional shares of Acquirer Common Stock and no certificates or scrip therefor, or other evidence of ownership thereof, will be issued upon the surrender for exchange of the Old Certificates. In lieu of any such fractional share, each holder of shares of Target Capital Stock who would otherwise have been entitled to a fraction of a share of Acquirer Common Stock upon consummation of the Merger shall be paid upon surrender of the Old Certificates cash (rounded to the nearest whole cent), without interest, in an amount equal to the product of such fraction multiplied by the last reported trading price of a share of Acquirer Common Stock on the business day preceding the Closing Date.

          (c) Dissenting Shares. The provisions of this Section 2.09 shall also apply to Dissenting Shares that lose their status as such, except that the obligations of Acquirer under this Section 2.09 shall commence on the date of loss of such status and the holder of such shares shall be entitled to receive in exchange for such shares the number of shares of Acquirer Common Stock to which such holder is entitled pursuant to Section 2.07 hereof.

          (d) Distributions with Respect to Unexchanged Shares. Notwithstanding any other provision of this Agreement, no dividends or other distributions declared or made after the Effective Date on Acquirer Common Stock shall be paid to any Person holding an Old Certificate evidencing Target Capital Stock until such Old Certificate is surrendered for exchange as provided herein. Subject to the effect of applicable laws, following surrender of any such Old Certificate by any holder thereof, there shall be paid to the holder of such surrendered Old Certificate, without interest (i) at the time of such surrender, the amount of dividends or other distributions with a record date after the Effective Date theretofore payable with respect to the Acquirer Common Stock represented thereby and not paid, less the amount of any withholding taxes which may be required thereon, and (ii) at the appropriate payment date, the amount of dividends or other distributions with a record date after the Effective Date but prior to the time of such surrender and a payment date subsequent to the time of such surrender payable with respect to the Acquirer Common Stock represented thereby, less the amount of any withholding taxes which may be required thereon.

          (e) Closing of Target Transfer Books. At the Effective Time, the stock transfer books of Target shall be closed and no transfer of shares of capital stock of Target shall thereafter be made. If, after the Effective Time, Old Certificates are presented to the respective Surviving Corporation or the Exchange Agent, they shall be canceled and exchanged for the consideration as provided in Section 2.07 hereof.

     Section 2.10. Contingent Payments. In addition to the Merger Consideration and subject to the provisions contained in Schedule 2.10 hereto, Acquirer shall, to the extent applicable, pay to the Shareholders as additional consideration for the Merger, cash and shares of Acquirer Common Stock as calculated in accordance with Schedule 2.10 hereto (the "Contingent Payment").

              ARTICLE III. REPRESENTATIONS AND WARRANTIES OF TARGET
                           ----------------------------------------

     Except as set forth (by reference to the applicable Section of this Agreement) in the disclosure schedule delivered by Target and each of the Shareholders to Acquirer on the date hereof (the "Target Disclosure Schedule"), a copy of which is attached hereto as Schedule 3.0, Target and each Shareholder hereby represent and warrant to Acquirer and Acquirer Sub as of the date hereof and as of the Closing Date (other than the representations contained in paragraphs (b), (c) and (d) of Section 3.07, which are made only as of the Closing Date) as follows:

     Section 3.01. Organization, Etc. Target is a corporation duly organized and validly existing under the laws of the State of Arkansas and has full corporate power and authority to conduct its business as it is now being conducted and to own, operate or lease the properties and assets it currently owns, operates or holds under lease. Target is duly qualified or licensed to do business and is in good standing as a foreign corporation in each jurisdiction where the character of its business or the nature of its properties makes such qualification or licensing necessary (all of which jurisdictions are set forth on the Target Disclosure Schedule). Target has heretofore delivered to Acquirer true and correct copies of its Articles of Incorporation and Bylaws as in effect on the date hereof.

     Section 3.02. Subsidiaries and Other Target Interests. Except as described in Section 3.02 of the Target Disclosure Schedule, Target does not have any subsidiaries or, directly or indirectly, any legal or beneficial interest in any partnership, joint venture or other entity.

     Section 3.03. Capitalization. The authorized, issued and outstanding capital stock of Target is as set forth on the Target Disclosure Schedule. All of the issued and outstanding shares of capital stock of Target are owned, of record and beneficially, by the Shareholders in the amounts set forth on the Target Disclosure Schedule. No Persons other than the Shareholders are or will be entitled to receive any payment with respect to any shares of capital stock of Target. The designations, powers, preferences, rights, qualifications, limitations and restrictions in respect of each class and series of authorized capital stock of Target are as set forth in its Articles of Incorporation, and all such designations, powers, preferences, rights, qualifications, limitations and restrictions are valid, binding and enforceable and in accordance with all applicable corporate laws. All outstanding shares of capital stock of Target have been duly authorized and validly issued and are fully paid and non-assessable. All of the outstanding securities of Target were issued in compliance with all applicable securities (federal and state) and corporate laws. None of the outstanding securities have been issued in violation of any preemptive rights, rights of first refusal or similar rights. There are no outstanding options, warrants, convertible securities, calls, rights, commitments, preemptive rights or agreements or instruments or understandings of any character to which Target is a party or by which Target is bound, obligating Target to issue, deliver or sell, or cause to be issued, delivered or sold, contingently or otherwise, additional shares of its capital stock or any securities or obligations convertible into or exchangeable for such shares or to grant, extend or enter into any such option, warrant, convertible security, call, right, commitment, preemptive right or agreement. There are no outstanding obligations, contingent or other, of Target to purchase, redeem or otherwise acquire any shares of its capital stock. There are no voting trust agreements or other contracts, agreements, arrangements, commitments, plans or understandings restricting or otherwise relating to voting (i) between or among Target and any of its shareholders or (ii) between or among any of Target's shareholders.

     Section 3.04. Authorization. Target has all requisite corporate power and authority to enter into this Agreement and each of the other agreements contemplated hereby, to carry out its obligations under this Agreement and each of the other agreements contemplated hereby and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and each of the other agreements contemplated hereby, the consummation of the transactions contemplated hereby and thereby and the performance by Target of its obligations hereunder and thereunder have been duly authorized by all necessary corporate action on the part of Target and the Shareholders. Each of this Agreement and the other agreements contemplated hereby have been duly executed and delivered by Target and constitute the legal, valid and binding obligation of Target, enforceable against Target in accordance with their respective terms (except as the enforceability thereof may be limited by any applicable bankruptcy, insolvency or other laws affecting creditors' rights generally or by general principles of equity, regardless of whether enforceability is considered in equity or at law).

     Section 3.05. No Violation. The execution and delivery of this Agreement and each of the other agreements contemplated hereby by Target do not, and the consummation by Target of the transactions contemplated hereby and thereby, and compliance with the terms hereof and thereof will not, (a) conflict with, or result in any violation of or default under, any provision of its Articles of
Incorporation or Bylaws ; (b) conflict with, or result in any violation of or default or loss of any benefit under, any License, or any statute, law, rule or regulation, or any judgment, decree or order of any court or other governmental agency or instrumentality to which Target is a party or to which any its property is subject; (c) conflict with, or result in a breach or violation of or default or loss of any benefit under, or accelerate the performance required by, any agreement (written or unwritten), understanding, arrangement, contract, indenture or other instrument to which Target is a party or to which any of its property is subject, or constitute a default or loss of any right thereunder or an event which, with the lapse of time or notice or both, will result in a default or loss of any right thereunder or the creation of any Lien upon any of the assets or properties of Target; (d) result in any suspension, revocation, impairment, forfeiture or nonrenewal of any License or (e) result in Target being required to pay any material amount or refund to any Affiliate or licensee of Target in respect of amounts received by Target in advance of the performance of services. Target is in compliance with all applicable laws, rules or regulations relating to or affecting the operation, conduct or ownership of its property or business, other than violations that individually or in the aggregate does not and will not have a Material Adverse Effect on Target.

     Section 3.06. Approvals. The execution and delivery of this Agreement and each of the other agreements contemplated hereby and the consummation of the transactions contemplated hereby and thereby by Target will not require the consent, approval, order or authorization of any Governmental Entity or
Regulatory Authority or any other Person under any statute, law, rule, regulation, permit, license, agreement, indenture or other instrument to which Target is a party or to which its properties are subject, and no declaration, filing or registration with any Governmental Entity or Regulatory Authority is required by Target in connection and with the execution and delivery of this Agreement and each of the other agreements contemplated hereby, the consummation of the transactions contemplated hereby and thereby, or the performance by Target of its obligations hereunder and thereunder, except for (i) the filing of the Articles of Merger, together with the required officers' certificates, (ii) such consents, approvals, orders, authorizations, registrations, declarations and filing as may be required under the Exchange Act, the Securities Act, applicable state securities laws and the securities laws of any foreign country; and (iii) such other consents, authorizations, filings, approvals and registrations which, if not obtained or made, would not have a Material Adverse Effect on Target and would not prevent, or materially alter or delay any of the transactions contemplated by this Agreement.

     Section 3.07.  Financial Statements and Other Information.
     ------------   ------------------------------------------

          (a) Within 15 days following the date of this Agreement, Target will use its best efforts to deliver to Acquirer (i) true, correct and complete copies of the audited balance sheet of Target as of December 31, 1999 and December 31, 1998 and the related audited statements of operations, accumulated deficit and cash flows for each of the years in the three-year period ended December 31, 1999 (the "Audited Financial Statements"), and
     (ii) true, correct and complete copies of the unaudited balance sheet of Target as of March 31, 2000 and the related unaudited statements of operations, accumulated deficit and cash flows for Target for the three-month period ended March 31, 2000 (the "Interim Financial Statements"). The Audited Financial Statements and Interim Financial Statements are herein collectively referred to as the "Financial Statements." The Audited Financial Statements shall be audited, and the Interim Financial Statements shall be subject to a SAS 71 review, by Marcum & Kliegman LLP.

          (b) The Financial Statements are in accordance with the books and records of Target, have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods covered thereby and the balance sheets included therein present fairly as of their respective dates the financial condition of Target. All material liabilities and obligations, whether absolute, accrued, contingent or otherwise, whether direct or indirect, and whether due or to become due, which existed at the date of such Financial Statements have been disclosed in the balance sheets included in the Financial Statements or in notes to the Financial Statements to the extent such liabilities were required, under generally accepted accounting principles, to be so disclosed. The statements of operations, accumulated deficit and cash flows included in the Financial Statements present fairly the results of operations, accumulated deficit and cash flows of Target for the periods indicated. The statements of operations included in the Financial Statements do not contain any material items of special or non-recurring income or other income not earned in the ordinary course of business except as expressly specified therein.

          (c) All properties, investments, tangible assets and deferred costs reflected in the latest balance sheets included in the Financial Statements have a fair market or realizable value at least equal to the value thereof as reflected therein.

          (d) The accounts and notes receivable of Target included in the latest balance sheet of Target included in their respective Financial Statements, are, net of reserves reflected on the balance sheet, collectible in full over the period of usual trade terms (by use of Target's normal collection methods without resort to litigation or reference to a collection agency), and there do not exist any defenses, counterclaims and set-offs which could materially adversely affect such receivables, and all such receivables are actual and bona fide receivables representing obligations for the total dollar amount thereof shown on the books of Target. Target has fully performed all obligations with respect thereto which it was obligated to perform to the date hereof.

          (e) Since January 1, 1997, there has been no Material Adverse Change in Target, whether as a result of any legislative or regulatory change, revocation of any License or right to do business, fire, explosion, accident, casualty, labor trouble, riot, condemnation, or act of God. Since March 31, 2000, there has been no Material Adverse Change in Target.

     Section 3.08. No Undisclosed Liabilities. Except as set forth in the notes to the Financial Statements, the liabilities on the latest balance sheet of Target included in the Financial Statements consist solely of accrued obligations and liabilities incurred by Target in the ordinary course of business to Persons which are not Affiliates of Target. There are no liabilities of Target of any kind whatsoever, whether or not accrued and whether or not contingent or absolute, including without limitation documentary or standby letters of credit, bid or performance bonds, or customer or third party guarantees, other than (a) liabilities disclosed in the Financial Statements,
(b) liabilities incurred in the ordinary course of business and not required to be set forth in the Financial Statements under generally accepted accounting principles, (c) liabilities which have arisen after December 31, 1999 in the ordinary course of business and consistent with past practice (none of which is a liability for breach of contract, breach of warranty, tort, infringement claim or lawsuit or a liability to repay or refund to any person any amounts previously received by Target) and (d) liabilities incurred in connection with the execution of this Agreement which, individually or in the aggregate, do not have a Material Adverse Effect. There are no asserted claims for indemnification by any Person against Target under any law or agreement or pursuant to Target's Articles of Incorporation or Bylaws, and Target is unaware of any facts or circumstances that might give rise to the assertion of such a claim against Target thereunder.

     Section 3.09. Corporate Action. All corporate action of the Board of Directors and of the Shareholders of Target taken on or prior to the date hereof has been duly authorized, adopted or ratified in accordance with applicable law and Target's Articles of Incorporation and Bylaws and has been duly recorded in Target's corporate minute books (true, correct and complete copies of which have been delivered to or made available for inspection by Acquirer).

     Section 3.10. Events Subsequent to December 31, 1999. Except as disclosed in Section 3.10 of the Target Disclosure Schedule, since December 31, 1999, Target has not (a) issued any stock, bond or other corporate security (including without limitation securities convertible into or rights to acquire capital stock of Target); (b) borrowed any amount or incurred or become subject to any liability (absolute, accrued or contingent), except current liabilities incurred and liabilities under contracts entered into, all in the ordinary course of business; (c) discharged or satisfied any Lien or incurred or paid any obligation or liability (absolute, accrued or contingent) other than current liabilities shown on its balance sheet included in the Audited Financial Statements for the period ended December 31, 1999 and current liabilities incurred since December 31, 1999 in the ordinary course of business; (d) declared or made any payment or distribution to shareholders or purchased or redeemed any shares of its capital stock or other securities, or entered into, any agreement or commitment or currently has an intention to do so; (e) mortgaged, pledged or subjected to Lien any of its assets, tangible or intangible, other than liens for current taxes not yet due and payable; (f) sold, assigned or transferred any of its tangible assets except in the ordinary course of business, or canceled any debt or claim; (g) sold, assigned, transferred or granted any license with respect to any patent, trademark, trade name, service mark, copyright, trade secret or other intangible asset; (h) suffered any loss of property or waived any right of substantial value whether or not in the ordinary course of business; (i) suffered any adverse change in its relations with, or any loss or threatened loss of, any of its suppliers or customers disclosed pursuant to Section 3.23; (j)(i) granted any severance or termination pay to any of its directors, officers, employees or consultants,
(ii) entered into any employment, deferred compensation or other similar agreement (or any amendment to any such existing agreement) or arrangement with any of its directors, officers, employees or consultants, (iii) increased any benefits payable under any existing severance or termination pay policies or employment agreements, (iv) increased the compensation, bonus or other benefits payable to any of its directors, officers, consultants or employees, except in each case in the ordinary course of business consistent with past practices; (k) made any material change in the manner of its business or operations; (l) made any material change in any method of accounting or accounting practice, except as specifically disclosed in the Financial Statements; (m) entered into any transaction except in the ordinary course of business or as otherwise contemplated hereby; or (n) entered into any commitment (contingent or otherwise) to do any of the foregoing.

     Section 3.11. Taxes. Except as set forth in Section 3.11 of the Target Disclosure Schedule:

          (a) Target (or any affiliated, combined, consolidated unitary or similar group of which any Constituent Member is or has been a member) has duly and timely filed with the appropriate taxing authorities all Tax Returns that are required to have been filed for, by, on behalf of or with regard to it and its assets, operations and businesses, and such returns are true, correct and complete and reflect all liabilities for Taxes for the periods covered thereby.

          (b) All Taxes due and payable by or with respect to Target, either directly or as a part of a consolidated, combined or similar return, for all periods through the Closing Date have been or will be fully and timely paid when due. The reserves or accruals for Taxes provided in the books and records of Target with respect to any period for which Tax Returns have not yet been filed or for which Taxes are not yet due and owing are or, prior to the Effective Time, will be sufficient for all unpaid Taxes of Target through the close of business on the date of the Effective Time. The amount of the reserves or accruals for the Taxes of Target through March 31, 2000 is set forth on the Disclosure Schedule. Target has not incurred any Taxes other than in the ordinary course of business. Target has no tax liability (including interest and penalties) of any person under Treasury Regulation
     Section 1.1502-6 (or any similar provision of state, local, foreign or federal law), as transferee or successor, by contract, or otherwise.

          (c) Target has complied in all material respects with all applicable laws, rules and regulations relating to the payment and withholding of Taxes and has duly and timely withheld from employee salaries, wages and other compensation and have paid over to the appropriate taxing authorities all amounts required to be so withheld and paid over for all periods under all applicable laws.

          (d) Any deficiencies asserted, assessed or proposed as a result of any governmental audits of the Tax Returns of Target have been paid or settled, and there are no present disputes as to Taxes payable by it. There is no audit, investigation, or proceeding in progress, pending, expected or threatened against Target by any governmental agency in connection with Taxes; nor, to the knowledge of Target, is there any reasonable basis for any such audit, investigation or proceeding. No issue has been raised by a federal, state, local or foreign taxing authority in any current or prior examination of Target which, by application of the same or similar principles, could reasonably be expected to result in a proposed deficiency for any subsequent taxable period.

          (e) Target has not (i) executed or filed with any taxing authority any agreement extending the period for assessment or collection of any Taxes, including but not limited to any applicable statute of limitations; (ii) requested any extension of time within which to file any Tax Return, which Tax Return has not since been filed; (iii) received any written ruling of a taxing authority related to Taxes or entered into any written and legally binding agreement with a taxing authority relating to Taxes or (iv) made any payments, or is obligated to make any payments, or is a party to any agreement that could require it to make payments that are not deductible under Section 280(G) of the Code.

          (f) Target is not a party to any tax allocation or sharing agreement or similar document or arrangement.

          (g) No Power of Attorney with respect to any Tax matter is currently in force with respect to Target.

          (h) After the date hereof, no election or consent with respect to any Tax (or the computation thereof) affecting Target will be made without Acquirer's prior written consent.

          (i) Acquirer has received complete copies of (i) all income Tax Returns for Target for all applicable taxable periods since 1990 and (ii) any audit report issued within the last three years relating to any Taxes due from or with respect to Target, or its income, assets or operations. The Disclosure Schedule sets forth the jurisdictions in which Target filed Tax Returns since its inception, and as of the date hereof no claim has ever been made by any taxing authority in a jurisdiction in which Target does not (or did not) file Tax Returns that it is or may be subject to taxation by that jurisdiction.

          (j) Neither Target nor any other person on behalf of Target has (i) agreed to or is required to make any adjustments pursuant to Section 481(a) of the Code or any similar provision of state, local or foreign law by reason of a change in accounting method, nor has any such change been proposed or threatened or (ii) executed or entered into a closing agreement pursuant to Section 7121 of the Code or any similar provision of state, local or foreign law. Neither Target nor any other person on behalf of Target has filed a consent pursuant to Section 341(f) of the Code or agreed to have Section 341(f)(2) of the Code apply to any disposition of a subsection (f) asset (as that term is defined in Section 341(f)(4) of the Code) owned by Target.

          (k) No property owned by Target is (i) "tax-exempt use property" within the meaning of Section 168(h)(1) of the Code or (ii) is "tax-exempt bond financed property" within the meaning of Section 168(g) of the Code.

          (l) Target is not subject to any private letter rulings of the Internal Revenue Service or comparable rulings of other Tax authorities.

          (m) There are no Liens as a result of unpaid Taxes upon any of the assets or properties of Target.

          (n) Target is not a party to any joint venture, partnership or other arrangement that is treated as a partnership for federal income tax purposes.

          (o) Target is not and has never been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Internal Revenue Code.

          (p) Target has not made any payments, is not obligated to make any payments, nor is it a party to any agreement that could obligate it to make any payments that will be an

     "excess parachute payment" under Section 280G of the Code as a result of the transaction contemplated by this Agreement.

          "Tax" and "Taxes" includes any federal, state, local or foreign income, gross receipts, capital, franchise, import, goods and services, value added, sales and use, estimated, alternative minimum, add-on minimum, sales, use, transfer, registration, excise, natural resources, severance, stamp, occupation, premium, windfall profit, environmental, customs, duties, real property, personal property, capital stock, social security, unemployment, disability, payroll, license, employee withholding, or other tax, of any kind whatsoever, including any interest, penalties or additions to tax or additional amounts in respect of the foregoing; the foregoing shall include any transferee or secondary liability for a Tax and any liability assumed by agreement or arising as a result of being (or ceasing to be) a member of any Affiliated group, as defined in Section 1504 of the Code (or being included (or required to be included) in any Tax Return relating thereto).

          "Tax Returns" means returns, declarations, reports, claims for refund, information returns or other documents (including any related or supporting Schedules, statements or information) filed or required to be filed in connection with the determination, assessment or collection of any Taxes of any party or the administration of any laws, regulations or administrative requirements relating to any Taxes.

     Section 3.12. Litigation. Except as described in Section 3.12 of the Target Disclosure Schedule, there is no action, suit, investigation, arbitration or proceeding pending or threatened in writing against or affecting Target or any of its properties or rights (including without limitation no charge of patent and/or trademark infringement), by or before any Governmental Entity, or any basis in fact therefor known to Target, against or involving Target or any of its officers, directors, employees or consultants (in all instances, in their capacity as such), assets, business or products, whether at law or in equity. The Target Disclosure Schedule accurately describes each action, suit, investigation, arbitration or proceeding brought against or affecting Target or any of its properties or assets (including any of its patents, trademarks or other intellectual property) or to which Target was a party. With respect to each litigation or claim described in the Target Disclosure Schedule, copies of all pleadings, filings, correspondence with opposing parties and their counsel, opinions of counsel, results of studies, judgments, orders, attachments, impositions of or recordings of Liens and other documents have been furnished or made available to Acquirer.

     Section 3.13. Compliance with Laws. Target has complied in all material respects with all applicable laws (including rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings and charges thereunder) of any Governmental Entity relating to or affecting the operation, conduct or ownership of its properties or businesses. No investigation or review by any Governmental Entity (including without limitation any audit or similar review by any federal, foreign, state or local taxing authority) with respect to Target is pending or threatened, nor has any Governmental Entity indicated in writing to Target an intention to conduct the same. Neither Target nor any director, officer, consultant or employee of Target (in all instances, in their capacity as such), is in default with respect to any order, writ, injunction or decree known to or served upon Target of any Governmental Entity. There is no existing law, rule, regulation or order, whether federal, state, local, municipal or foreign, which would prohibit or materially restrict Target from, or otherwise materially adversely affect Target in, conducting its business in any jurisdiction in which it is now conducting business or in which it currently proposes to conduct business.

     Section 3.14. Title to and Condition of Property.
     ------------  ----------------------------------

          (a) Target owns no real property. Each lease or agreement under which Target is a lessee or lessor of any property, real or personal, is a valid and binding agreement of Target and without any default thereunder by any other party thereto. No event has occurred and is continuing which, with due notice or lapse of time or both, would constitute a default or event of default by Target under any such lease or agreement or by any other party thereto. Target's possession of such property has not been disturbed and no claim has been asserted in writing against Target adverse to its rights in such leasehold interests.

          (b) All buildings, structures, appurtenances and material items of machinery, equipment and other tangible assets used by Target are in good operating condition and repair, normal wear and tear excepted, are usable in the ordinary course of business, are adequate and suitable for the uses to which they are being put and conform in all material respects to all applicable laws, ordinances, codes, rules, regulations and authorizations relating to its use and operation. Target's premises or equipment are not in need of maintenance or repairs other than ordinary routine maintenance and repairs which are not material, individually or in the aggregate, in nature or cost, and no such maintenance or repair has intentionally been delayed, deferred or prolonged.

     Section 3.15. Environmental Matters.
     ------------  ---------------------

          (a) Except as would not have an Environmental Material Adverse Effect, Target has been and is currently being operated in compliance with all applicable limitations, restrictions, conditions, standards, prohibitions, requirements and obligations of Environmental Laws and related orders of any court or other governmental authority; Target is not required to obtain any permits or licenses pursuant to any Environmental Law to conduct its business as presently conducted;

          (b) There are not any existing, pending or threatened actions, suits, claims, investigations, inquiries or proceedings by or before any court or any other governmental entity directed against any Target that pertain or relate to (1) any remedial obligations under any applicable Environmental Law, (2) violations by Target of any Environmental Law, (3) personal injury or property damage claims relating to a Release of chemicals or Hazardous Substances, or (4) response, removal, or remedial costs under the Comprehensive Environmental Response, Compensation, and Liability Act ("CERCLA"), 42 U.S.C.ss.9601 et seq. the Resource ------ Conservation and Recovery Act ("RCRA"), 42 U.S.C.ss.6901 et seq., or any similar state or federal ---- laws;

          (c) No portion of any real property  leased by Target is listed on the
     National  Priorities  List  ("NPL")  or  the  Comprehensive   Environmental
     Response, Compensation, and

     Liability Information System ("CERCLIS") under CERCLA, or any similar ranking or listing under any state law. Except as would not have an Environmental Material Adverse Effect, no facts or circumstances exist which could reasonably be expected to result in any liability to Target or Acquirer with respect to the current or past business and operations of Target in connection with (i) any Release, transportation or disposal of any Hazardous Substances, or (ii) any action taken or omitted that was not in full compliance with or was in violation of any applicable Environmental Law.

     Section 3.16. Contracts.
     ------------  ---------

          (a) The Target Disclosure Schedule contains a complete list of all currently effective written or oral (i) employment contracts, arrangements or policies of Target which may not be immediately terminated without penalty (or any augmentation or acceleration of benefits); (ii) leases, sales contracts and other agreements with respect to any property, real or personal, of Target, except for leases of personal property involving, on an annual basis, less than $10,000 individually and $50,000 in the aggregate; (iii) contracts or commitments for capital expenditures or acquisitions in excess of $10,000 on an annual basis for one project or set of related projects; (iv) agreements, contracts, indentures or other instruments relating to the borrowing of money, or the guarantee of any obligation (third party or otherwise) for the borrowing of money (excluding routine checking account overdraft agreements); (v) contracts or agreements providing for any covenant not to compete by Target or otherwise restricting in any way Target's engaging in any business activity (including a description of the businesses to which the covenant not to compete applies); (vi) contracts or agreements relating to consultancies, professional retentions, agency, sales or distributorship arrangements pertaining to Target or its products or activities involving in excess of $10,000 on an annual basis; (vii) contracts, agreements or commitments requiring Target to indemnify or hold harmless any Person; (viii) all contracts with any customer or supplier that cannot be terminated without penalty in excess of $10,000 by Target within one year; (ix) any written agreement, contract, arrangement or understanding with any Affiliate, licensee or Shareholder; (x) any license or agreement granting or restricting the right of Target to use a trade name, trademark, logo, patent, software or other Intellectual Property; and (xi) contracts, agreements, arrangements or commitments, other than the foregoing, which could reasonably be considered material to Target's business (all contracts, agreements, arrangements or commitments to which Target is a party, whether or not listed on the Target Disclosure Schedule, being hereinafter referred to as "Contracts"). True and correct copies of all the Contracts listed on the Target Disclosure Schedule have been furnished or made available to Acquirer. Each Contract is a valid and binding obligation of Target and Target has duly performed its obligations thereunder to the extent such obligations have accrued, and no breach or default thereunder by Target or any other party thereto has occurred that could impair the ability of Target to enforce any rights thereunder. There are no material liabilities of Target arising directly from any breach of or default in any provision of any of the Contracts, nor has there occurred any breach or default thereof by Target which would permit the acceleration of any obligation of any party thereto or the creation of a Lien upon any asset(s) of Target.

          (b) The consummation of the Merger or the other transactions contemplated hereby will not result in any violation or termination of, default or loss of benefit under, or give rise to a right of termination under, the terms of any Contract. There are no negotiations pending or in progress to revise, in any material respect, any Contract.

     Section 3.17. Employee Plans.
     ------------  --------------

          (a) Section 3.17 of the Target Disclosure Schedule lists each of the following plans, contracts, policies and arrangements which is sponsored, maintained or contributed to by, or otherwise binding upon Target or its ERISA Affiliates for the benefit of any current or former employee, director or other personnel: (i) any "employee benefit plan," as such term is defined in Section 3(3) of ERISA, whether or not subject to the provisions of ERISA, (ii) any personnel policy, and (iii) any other employment, consulting (for annual compensation in excess of $20,000), collective bargaining, stock option, stock bonus, stock purchase, phantom stock, incentive, bonus, deferred compensation, retirement, severance, vacation, dependent care, employee assistance, fringe benefit, medical, dental, sick leave, death benefit, change in control, golden parachute or other compensatory plan, contract, policy or arrangement which is not an employee benefit plan as defined in Section 3(3) of ERISA (each such plan, contract, policy and arrangement described in (i), (ii) or (iii) above being herein referred to as an "Employee Plan").

          (b) With respect to each Employee Plan, Target has delivered to Acquirer true and complete copies of (i) each contract, plan document, policy statement, summary plan description and other written material governing or describing the Employee Plan and/or any related funding arrangements (including, without limitation, any related trust agreement or insurance company contract) or, if there are no such written materials, a summary description of the Employee Plan, and (ii) where applicable, (A) the last annual report (5500 series) filed with the Internal Revenue Service or the Department of Labor; (B) the most recent balance sheet and financial statement; (C) the most recent actuarial report or valuation statement; and (D) the most recent determination letter issued by the Internal Revenue Service, as well as any other determination letter, private letter ruling, opinion letter or prohibited transaction exemption issued by the Internal Revenue Service or the Department of Labor since inception and any application therefor which is currently pending.

          (c) Each Employee Plan has been maintained and administered in accordance with its terms and in compliance with the provisions of applicable law, including, without limitation, applicable disclosure, reporting, funding and fiduciary requirements imposed by ERISA and/or the Code. All contributions, insurance premiums, benefits and other payments to or under each Employee Plan with respect to all periods prior to the Closing have been made (in accordance with the governing documents and applicable law) or fully accrued on the Financial Statements. With respect to each Employee Plan, (i) no application, proceeding or other matter is pending before the Internal Revenue Service, the Department of Labor or any other governmental agency, (ii) no action, suit, proceeding or claim (other than routine claims for benefits) is pending or threatened, and (iii) no facts exist which could give rise to an action, suit, proceeding or claim which, if asserted, could result in a material liability or expense to Target, any of its ERISA Affiliates or the plan assets.

          (d) With respect to each Employee Plan which is an "employee benefit plan" within the meaning of Section 3(3) of ERISA or which is a "plan" within the meaning of Section 4975(e) of the Code, there has occurred no transaction which is prohibited by Section 406 of ERISA or which constitutes a "prohibited transaction" under Section 4975(c) of the Code and with respect to which a prohibited transaction exemption has not been granted and is not currently in effect.

          (e) With respect to each funded Employee Plan which is an employee pension plan within the meaning of Section 3(2) of ERISA, (i) the Employee Plan has been, since its inception a qualified plan under Section 401(a) of the Code, and its related trust has been, since its inception exempt from federal income taxation under Section 501(a) of the Code, (ii) a favorable IRS determination letter is currently in effect and, since the date of the last determination letter, the Employee Plan has not been amended or operated in a manner which would adversely affect its qualified status and no event has occurred which has caused or could cause the loss of such status, and (iii) there has been no termination or partial termination within the meaning of Section 411(d)(3) of the Code.

          (f) Neither Target nor its ERISA Affiliates has ever maintained or been obligated to contribute to a single employer, multiple employer or multi-employer pension plan (within the meaning of Section 3(2) of ERISA) which is or was covered by Title IV of ERISA or by Section 302 of ERISA or
     Section 412 of the Code, and neither Target nor its ERISA Affiliates has incurred or may incur any direct or indirect liability under Title IV of ERISA or Section 302 of ERISA or Section 412 of the Code, contingent or otherwise.

          (g) Target and its ERISA Affiliates have complied in all respects with the provisions of Section 4980B of the Code with respect to any Employee Plan which is a group health plan within the meaning of Section 5001(b)(1) of the Code. Neither Target nor its ERISA Affiliates maintains, contributes to, or is obligated under any plan, contract, policy or arrangement providing health or death benefits (whether or not insured) to current or former employees or other personnel beyond the termination of their employment or other services, except as required in Section 4980B of the Code. Each Employee Plan may be unilaterally terminated and/or amended by Target or its ERISA Affiliates at any time without damage or penalty.

          (h) The consummation of the transactions contemplated by this Agreement will not (either alone or in conjunction with another event, such as a termination of employment or other services) entitle any employee or other person to receive severance or other compensation which would not otherwise be payable absent the consummation of the transactions contemplated by this Agreement or cause the acceleration of the time of payment or vesting of any award or entitlement under any Employee Plan.

     Section 3.18. Labor Matters. Target is not a party to or otherwise bound by any collective bargaining agreement, contract or other agreement or understanding with a labor union or labor organization, nor, as of the date hereof, is Target the subject of any proceeding asserting that Target has committed an unfair labor practice or is seeking to compel it to bargain with any labor union or labor organization nor, as of the date of this Agreement, is there pending or threatened, any material labor strike, dispute, walkout, work stoppage, slow-down or lockout involving Target.

     Section 3.19. Year 2000 Compliance. All proprietary software applications written, designed, developed, sold or licensed by Target (the "Software") are Year 2000 Compliant, except to the extent that any failure to be Year 2000 Compliant, either individually or in the aggregate, would not have a Material Adverse Effect on Target. The term "Year 2000 Compliant" as used herein means that the Software is (1) capable of recognizing, processing, managing, representing, interpreting, and manipulating correctly date related data for dates earlier and later than January 1, 2000, including, but not limited to, calculating, comparing, sorting, storing, tagging and sequencing, without resulting in or causing logical or mathematical errors or inconsistencies in any user-interface functionalities or otherwise, including data input and retrieval, data storage, data fields, calculations, reports, processing, or any other input or output, (2) has the ability to provide data recognition for any date-related data represented without a century designation, date-related data whose year is represented by only two digits and date fields assigned special values, (3) has the ability to automatically function into and beyond the year 2000 without human intervention and without any change in operations associated with the advent of the year 2000, (4) has the ability to correctly interpret data, dates and time into and beyond the year 2000, (5) have the ability not to produce noncompliance in existing information, nor otherwise corrupt such data into and beyond the year 2000, (6) has the ability to correctly process after January 1, 2000 data containing dates before that date, and (7) has the ability to recognize all "leap years," including February 29, 2000.

     Target does not believe that the lack of ability of its Software or computer systems to properly interface with internal and external applications and systems of third parties with whom Target exchanges data electronically (including without limitation panelists, customers, clients, suppliers, service providers, subcontractors, processors, converters, shippers, warehousemen, outsources, data processors, regulatory agencies and banks) will have a Material Adverse Effect on Target.

     Section 3.20. Insurance Policies. The Target Disclosure Schedule contains a correct and complete description of all insurance policies covering Target, its businesses, employees, agents and assets. Each such policy is in full force and effect and Target believes each such policy is of the type and in the amount customarily carried by Persons conducting businesses or owning assets similar to those of the Target. Such policies shall not, pursuant to their terms, in any way be affected by, or terminate or lapse by reason of, this Agreement. All retroactive premium adjustments under any worker's compensation policy of Target have been recorded in the Financial Statements in accordance with generally accepted accounting principles and are reflected in the Financial Statements. All premiums with respect to such insurance policies have been paid on a timely basis, and no notice of cancellation or termination has been received with respect to any such policy. Target has not failed to give any notice or present any claim thereunder in due and timely fashion. There are no pending claims against such insurance by or on behalf of Target as to which the insurers have denied coverage or otherwise reserved rights. Target has not been refused any insurance with respect to its assets or operations, nor has their coverage been limited, by any insurance carrier to which it has applied for any such insurance with which it has carried insurance since the date of its inception.

     Section 3.21. Records. Target has records that accurately and validly reflect its transactions and accounting controls sufficient to insure that such transactions are (a) in all material respects executed in accordance with their respective management's general or specific authorization and (b) recorded in conformity with generally accepted accounting principles.

     Section 3.22. Brokerage Fees. Neither Target nor any of its Affiliates has retained any financial advisor, broker, agent or finder or paid or agreed to pay any financial advisor, broker, agent or finder on account of this Agreement or any of the agreements contemplated hereby or any transaction contemplated hereby or thereby or any transaction of like nature that would be required to be paid by Target.

     Section 3.23. Suppliers and Customers.
     ------------  -----------------------

          (a) The Target Disclosure Schedule lists (i) all suppliers of Target to which Target made payments during the period beginning January 1, 1999 through December 31, 1999, or expects to make payments during the period beginning January 1, 2000 through December 31, 2000, in excess of $10,000 in the aggregate, (ii) all customers of Target during the period beginning January 31, 1999 through December 31, 1999, or customers that Target expects will pay to Target during the period beginning January 1, 2000 through December 31, 2000, more than $10,000 in the aggregate and (iii) all other suppliers and customers the loss of any of which, individually or in the aggregate with all other suppliers or customers affiliated with such supplier or customer, could have a Material Adverse Effect on Target.

          (b) To Target's and the Shareholders' Knowledge, none of Target's customers or suppliers listed on the Target Disclosure Schedule intend to cease purchasing from, selling to or dealing with Target nor has any information been brought to their attention which might lead them to believe any such customer or supplier intends to alter in any material respect the amount of such purchases, sales or the extent of dealings with Target or to materially alter such purchases, sales or dealings in the event of the consummation of the Merger. No customer has informed Target that it intends to cancel outstanding or currently anticipated contracts with Target.

          (c) Neither Target nor any of its officers, directors or Affiliates, nor any entity controlled by one of more of the foregoing:

               (i) owns, directly or indirectly, any interest in (excepting less than 1% stock holdings for investment purposes in securities of publicly held and traded companies), or is an officer, director, employee or consultant of, any Person which is, or is engaged in business as, a competitor of Target;

               (ii) owns, directly or indirectly, in whole or in part, any material tangible or intangible property that Target uses in the conduct of its business, except as disclosed in the Target Disclosure Schedule; or

               (iii) has any cause of action or other claim whatsoever against, or owes any amount to, Target, except for claims in the ordinary course of business such as for accrued vacation pay, accrued benefits under employee benefit plans, and similar matters and agreements existing on the date hereof.

     Section 3.24. Intellectual Property. The Target Disclosure Schedule contains an accurate and complete list of all domestic and foreign patents, patent applications, patent licenses, software licenses (other than generally available pre-packaged "off-the-shelf" software) and licenses, trade names, trademarks, copyrights, service marks, trademark registrations and applications, service mark registrations and applications, and copyright registrations and applications owned (in whole or in part), licensed to any extent or used or anticipated to be used by Target in the conduct of its business (collectively, and, together with the know how, "Intellectual Property"). Target either owns all right, title and interest in and to, or possesses the exclusive right to use, the Intellectual Property, trade secrets and technology used in the conduct of its business (including, without limitation, the exclusive right to use and license the same (in the jurisdiction(s) where registered in the case of trademarks, service marks and copyrights)) and each item constituting part of the Intellectual Property in which Target has an ownership or license interest has been, to the extent indicated on the Target Disclosure Schedule, duly registered with, filed in or issued by, as the case may be, the United States Patent and Trademark Office or such other Governmental Entities as are indicated on the Target Disclosure Schedule and such registrations, filings and issuances remain in full force and effect. No claim of infringement or misappropriation of patents, trademarks, trade names, service marks, copyrights or trade secrets of any other Person has been made nor threatened against Target. Target is not infringing or misappropriating any patents, trademarks, trade names, service marks, copyrights or trade secrets of any other Person. Except as set forth on the Target Disclosure Schedule and without limiting any other provisions hereof, Target has not granted any license, franchise or permit to any Person to use any of the Intellectual Property of Target and no other Person has the right to use the same trademarks, service marks or trade names used by Target or any similar trademarks, service marks or trade names likely to lead to confusion. Since inception Target has not conducted its business under any corporate, trade or fictitious name, except Pharmacy Associates, Inc. and PAI. The Target Disclosure Schedule sets forth all trademark registrations and applications, service mark registrations and applications and copyright registrations and applications abandoned by Target since its inception.

     Section 3.25. Licenses. Target has all licenses, permits, consents and other governmental certificates, authorizations and approvals required by applicable federal, state and local Governmental Entity for the conduct of its business and the use of its properties as presently conducted or used, including, without limitation, all licenses required under applicable federal, state, local or municipal law relating to public health and safety, or employee health and safety except where the failure to have such license, permit, consent, certificate, authorization or approval could not have a Material Adverse Effect on Target (collectively, "Licenses"). The Target Disclosure Schedule contains a true and complete list of the Licenses. All of the Licenses are in full force and effect and no action or claim is pending nor is threatened to revoke or terminate any License or declare any License invalid in any material respect. Target has taken all necessary action to maintain such Licenses.

     The Target Disclosure Schedule contains a true and complete list of all federal, state, local, municipal and foreign governmental or judicial consents, orders, decrees and other compliance agreements relating to Target or any of its businesses under which Target is operating or bound.

     Section 3.26. No Illegal or Improper Transactions. Neither Target nor any of its directors, officers, employees, agents or Affiliates, has directly or indirectly used funds or other assets of Target or made any promise or undertaking in such regard, for (a) illegal contributions, gifts, entertainment or other expenses relating to political activity; (b) illegal payments to or for the benefit of governmental officials or employees, whether domestic or foreign;
(c) illegal payments to or for the benefit of any person, firm, corporation or other entity, or any director, officer, employee, agent or representative thereof; or (d) the establishment or maintenance of a secret or unrecorded fund; and there have been no false or fictitious entries made in the books or records of Target with respect to any of the foregoing.

     Section 3.27. Restrictive Documents and Territorial Restrictions. Target is not subject to, or a party to, any charter, by-law, mortgage, Lien, lease, license, permit, agreement, contract, instrument, law, rule, ordinance, regulation, order, judgment or decree, or any other restriction of any kind or character, which adversely affects the business, prospects, operations or condition (financial or otherwise) of its business or any of its assets or properties in any material respect, or which would prevent consummation of the transactions contemplated hereby, or the continued operation of its business after the date hereof on substantially the same basis as heretofore operated or which would materially restrict the ability of Target to acquire any property or conduct business in any area.

     Section 3.28. Bank Accounts. The Target Disclosure Schedule contains a true, correct and complete list of the names and locations of all banks, trust companies, savings and loan associations and other financial institutions at which Target maintains safe deposit boxes or accounts of any nature.

     Section 3.29. No Misleading Statements. This Agreement, the information and schedules referred to herein, when considered as a whole, and the certificates that have been furnished to Acquirer in connection with the transactions contemplated hereby do not include any untrue statement of a material fact and do not omit to state any material fact necessary to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading. There is no fact known to Target which materially adversely affects or in the future could reasonably be expected to materially adversely affect the business, condition (financial or otherwise), property or assets of its business which has not been set forth herein.

     Section 3.30. Hart-Scott-Rodino. Target is not an entity engaged in manufacturing which has total assets of $10,000,000 or more and does not meet the requirements set forth in Section 7a of the Clayton Act, 15 U.S.C.ss.18a.

         ARTICLE IV. REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDERS
                     --------------------------------------------------

     Each Shareholder severally but not jointly agrees and represents and warrants to Acquirer and Acquirer Sub as follows:

     Section 4.01. Ownership. Such Shareholder holds of record and owns beneficially the number of shares of Target Common Stock set forth next to his, her or its name in Schedule 4.01 hereto, free and clear of any Liens. There are no outstanding options, warrants, convertible securities, calls, rights, commitments, court orders, proceedings, preemptive rights or agreements or instruments or understandings of any character to which such Shareholder is a party or by which he, she or it is bound, obligating him, her or it to deliver or sell, or cause to be issued, delivered or sold, contingently or otherwise, any shares of Target Common Stock owned by him, her or it or any securities or obligations convertible into or exchangeable for such shares or to grant, extend or enter into any such option, warrant, convertible security, call, right, commitment, preemptive right or agreement. Such Shareholder is not a party to any voting trust, proxy, or other agreement, commitment or understanding, or any court order proceeding, with respect to the voting, dividend rights or disposition of any capital stock of Target, except as disclosed on the Target Disclosure Schedule. At the Closing, good and marketable title to the shares of Target Common Stock being sold by such Shareholder will pass to Acquirer Sub free and clear of all Liens.

     Section 4.02. Authorization. Such Shareholder has all requisite power and authority to enter into this Agreement and each of the other agreements contemplated hereby, and to carry out his, her or its obligations under this Agreement and each of the other agreements contemplated hereby and to consummate the transactions contemplated hereby and thereby. The execution and delivery by such Shareholder of this Agreement and each of the other agreements contemplated hereby, the consummation of the transactions contemplated hereby and thereby and the perfor mance by such Shareholder of his, her or its obligations hereunder and thereunder have been duly authorized by all necessary corporate, partnership, trust or analogous action on the part of such Shareholder, if applicable. Each of this Agreement and the other agreements contemplated hereby have been duly executed and delivered by such Shareholder and, assuming due authorization, execution and delivery by Target, Acquirer, Acquirer Sub constitutes the legal, valid and binding obligation of such Shareholder, enforceable against such Shareholder in accordance with their respective terms (except as the enforceability thereof may be limited by any applicable bankruptcy, insolvency or other laws affecting creditors' rights generally or by general principles of equity, regardless of whether such enforceability is considered in equity or at law).

     Section 4.03. No Violation. The execution and delivery of this Agreement and each of the other agreements contemplated hereby by such Shareholder does not, and the consummation by such Shareholder of the transactions contemplated hereby and thereby, and compliance with the terms hereof and thereof will not,
(a) conflict with, or result in any violation of or default under, any provision of such Shareholder's certificate of incorporation or by-laws, partnership agreement or trust agreement (or other analogous organizational documents), if applicable, or (b) conflict with, or result in a breach or violation of or default under, or accelerate the performance required by, the terms of any law, statute, regulation, order, judgment or decree or any agreement, contract, indenture or other instrument to which such Shareholder is a party or to which any of his, her or its properties are subject, or constitute a default or loss of any right thereunder or an event which, with the lapse of time or notice or both, might result in a default or loss of any right thereunder or the creation of any Lien upon the shares of Target owned by, or any consideration to be received by, such Shareholder pursuant to the Agreement.

     Section 4.04. Approvals. The execution and delivery of this Agreement and each of the other agreements contemplated hereby and the consummation of the transactions contemplated hereby and thereby by such Shareholder will not require the consent, approval, order or authorization of any Governmental Entity or Regulatory Authority or any other Person under any statute, law, rule, regulation, permit, license, agreement, indenture or other instrument to which such Shareholder is a party or to which any of his, her or its properties are subject, and no declaration, filing or registration with any Governmental Entity or Regulatory Authority is required by such Shareholder in connection with the execution and delivery of this Agreement and each of the other agreements contemplated hereby, the consummation by such Shareholder of the transactions contemplated hereby and thereby or the performance by such Shareholder of his, her or its obligations hereunder and thereunder.

     Section 4.05. Brokerage Fees. Such Shareholder has not retained any financial advisor, broker, agent or finder or paid or agreed to pay any financial advisor, broker, agent or finder on account of this Agreement or any transaction contemplated hereby or any transaction of like nature that would be required to be paid by such Shareholder.

     Section 4.06. Litigation. There is no claim, suit, action, proceeding or investigation (whether at law or equity, before or by any Federal, state, foreign, local or municipal commission, court, tribunal, board, agency or instrumentality, or before any arbitrator) pending or threatened against or affecting such Shareholder, the outcome of which would in any manner impair his, her or its ability to perform his, her or its obligations hereunder or against the transactions contemplated by this Agreement.

            ARTICLE V. REPRESENTATIONS AND WARRANTIES OF ACQUIRER AND
                       ----------------------------------------------
                       ACQUIRER SUB
                       ------------

     Except as set forth (by reference to the applicable Section of this Agreement) in the disclosure schedule delivered by Acquirer and Acquirer Sub to Target and the Shareholders on the date hereof (the "Acquirer Disclosure Schedule"), a copy of which is attached hereto as Schedule 5.0, Acquirer and Acquirer Sub hereby jointly and severally agree and represent and warrant to Target and the Shareholders as follows:

     Section 5.01. Organization, Etc. Acquirer is a corporation duly organized, validly existing and in good standing under the laws of the State of New York and has full corporate power and authority to conduct its business as it is now being conducted and to own, operate or lease the properties and assets it currently owns, operates or holds under lease and is duly qualified to do business and is in good standing in each jurisdiction in which the failure to be so qualified and in good standing would have a Material Adverse Effect on Acquirer. Acquirer Sub is a corporation duly organized and validly existing and in good standing under the laws of the State of Arkansas and has full corporate power and authority to conduct its business as it is now being conducted and to own, operate or lease the properties and assets it currently owns, operates or holds under lease.

     Section 5.02. Capitalization. The authorized capital stock of Acquirer consists of (i) 25,000,000 shares of common stock, of which, as of March 31, 2000, 6,912,496 shares are issued and 6,801,496 shares are outstanding and (ii) 10,000,000 shares of preferred stock of which no shares are issued and outstanding. The shares of Acquirer Common Stock to be issued pursuant to the Merger at the Closing, when issued pursuant to this Agreement, will be duly authorized, validly issued, fully paid and nonassessable and will not have been issued in violation of any preemptive rights or of any federal or state law. The authorized capital stock of Acquirer Sub consists of 100 shares of common stock, par value $.01 per share, all of which have been validly issued, are fully paid and nonassessable and are owned by Acquirer free and clear of any Liens.

     Section 5.03. Authorization. Each of Acquirer and Acquirer Sub has all requisite corporate power and authority to enter into this Agreement and each of the other agreements contemplated hereby, to carry out their respective obligations under this Agreement and each of the other agreements contemplated hereby and to consummate the transactions contemplated hereby and thereby. The execution and delivery by Acquirer and Acquirer Sub of this Agreement and each of the other agreements contemplated hereby to which it is a party, the consummation of the transactions contemplated hereby and thereby and the performance by Acquirer and Acquirer Sub of their respective obligations hereunder and thereunder have been duly authorized by all necessary corporate action on the part of Acquirer and Acquirer Sub, as applicable. Each of this Agreement and the other agreements contemplated hereby to which it is a party has been duly executed and delivered by Acquirer and Acquirer Sub and constitutes the legal, valid and binding obligation of Acquirer and Acquirer Sub, as applicable, enforceable against Acquirer and Acquirer Sub, as applicable, in accordance with their respective terms (except as the enforceability thereof may be limited by any applicable bankruptcy, insolvency or other laws affecting creditors' rights generally or by general principles of equity, regardless of whether such enforceability is considered in equity or at law).

     Section 5.04. No Violation. The execution and delivery of this Agreement and each of the other agreements contemplated hereby by Acquirer and Acquirer Sub do not, and the consummation by Acquirer and Acquirer Sub of the transactions contemplated hereby and thereby, and compliance with the terms hereof and thereof will not, (a) conflict with, or result in any violation of or default or loss of any benefit under, any provision of Acquirer's Certificate of Incorporation or Bylaws or the Articles of Incorporation or Bylaws of Acquirer Sub; (b) conflict with, or result in a breach or violation of or default or loss of any benefit under, or accelerate the performance required by, the terms of any agreement, contract, indenture or other instrument to which Acquirer or Acquirer Sub is a party or to which any of their respective properties are subject, or constitute a default or loss of any right thereunder or an event which, with the lapse of time or notice or both, might result in a default or loss of any right thereunder or the creation of any Lien upon any of the assets or properties of Acquirer or Acquirer Sub; or (c) result in any suspension, revocation, impairment, forfeiture or nonrenewal of any material Acquirer license.

     Section 5.05. Approvals. The execution and delivery of this Agreement and each of the agreements contemplated hereby by Acquirer and Acquirer Sub and the consummation of the transactions contemplated hereby and thereby will not require the consent, approval, order or authorization of any Governmental Entity or Regulatory Authority or any other Person under any statute, law, rule, regulation, permit, license, agreement, indenture or other instrument to which Acquirer or Acquirer Sub is a party or to which any of their respective properties are subject, and no declaration, filing or registration with any Governmental Entity or Regulatory Authority is required or advisable by Acquirer or Acquirer Sub in connection with the execution and delivery of this Agreement and each of the other agreements contemplated hereby, the consummation by Acquirer or Acquirer Sub of the transactions contemplated hereby and thereby or the performance by Acquirer or Acquirer Sub of their respective obligations hereunder and thereunder, other than (a) the filing of the Articles of Merger in accordance with Arkansas Law and New York Law, (b) compliance with any applicable requirements under the Exchange Act, the Securities Act and the Nasdaq National Market and state securities and "blue sky" laws, and (c) such other filings or registrations with, or authorizations, consents or approvals of, governmental bodies, agencies, officials or authorities the failure of which to make or obtain would not have a Material Adverse Effect, or would not materially adversely affect the ability of Acquirer or Acquirer Sub to consummate the Merger.

     Section 5.06. Commission Filings. Acquirer has delivered to Target and the Shareholders true, correct and complete copies of Acquirer's Prospectus (the "Prospectus") dated as of July 28, 1999 included as part of Acquirer's registration statement on Form S-1 as declared effective by the Commission on July 28, 1999 (the "Registration Statement") and a copy of its Quarterly Report on Form 10-Q for the quarter ended December 31, 1999 (the "10-Q") and each report, registration statement (on a form other than S-8) and definitive proxy statement filed by Acquirer with the Commission between January 1, 1999 and the date of this Agreement (together with the Prospectus, the Registration Statement, and the 10-Q, the "Public Filings"). Acquirer has timely filed since the date of the Public Filings all the material required to be filed pursuant to the applicable provisions of the Securities Act and pursuant to Section 13, 14 or 15(d) of the Exchange Act. The Public Filings, as of their respective filing dates, did not contain any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

     Section 5.07. Valid Issuance. The Acquirer Common Stock to be issued in the Merger will, when issued in accordance with the provisions of this Agreement, be validly issued, fully paid and nonassessable and free and clear of any Liens.

     Section 5.08. Broker's and Finder's Fees. Acquirer has not incurred, nor will it incur, directly or indirectly, any liability for brokerage or finders' fees or agents' commissions or investment bankers' fees or any similar charges in connection with this Agreement or any transaction contemplated hereby.

         Section 5.09. No Vote Required. No vote of the stockholders of Acquirer is necessary to adopt and approve this Agreement, the Merger and the other transactions contemplated by this Agreement, or to issue the Acquirer Common Stock to be issued in the Merger.

     Section 5.10. Ownership of Acquirer Sub; No Prior Activities. Acquirer Sub is a newly formed corporation that has conducted no business activity and was formed solely for the purpose of engaging in the transactions contemplated by this Agreement.

     Section 5.11. Financial Statement and Other Information. The consolidated financial statements contained in the Public Filings: (i) complied in all material respects with the published rules and regulations of the Commission applicable thereto; (ii) were prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods covered, except as may be indicated in the notes to such financial statements and (in the case of unaudited statements) as permitted by Form 10-Q, and except that unaudited financial statements may not contain footnotes and are subject to year-end audit adjustments; and (iii) fairly present in all material respects the consolidated financial position of Acquirer and its subsidiaries as of the respective dates thereof and the consolidated results of operations of Acquirer and its subsidiaries for the periods covered thereby.

                         ARTICLE VI. COVENANTS OF TARGET
                                     -------------------

     Target and the Shareholders agrees that:

     Section 6.01. Conduct of Target. From the date hereof until the Closing, Target shall conduct its business in the ordinary course, consistent with past practice, and not enter into any transaction outside the ordinary course of business. Without limiting the generality of the foregoing, from the date hereof until the Closing, except as contemplated hereby, and except to the extent that Acquirer gives prior written consent:

          (a) Target will not adopt or propose any change in its Articles of Incorporation or enter into any agreement or incur any obligation, the terms of which would be violated by the consummation of the transactions contemplated by this Agreement;

          (b) except as contemplated by this Agreement, Target will not:

               (i) enter into any written contract, agreement, plan or arrangement covering any director, officer or employee of Target that provides for the making of any payments, the acceleration of vesting of any benefit or right or any other entitlement contingent upon (A) the Merger or (B) the termination of employment after the Merger;

               (ii) enter into or amend any employment, consulting or similar agreement (oral or written) to increase the compensation payable or to become payable by it to, or otherwise materially alter its employment or consulting relationship with, any of its officers, directors or consultants over the amount payable as of the date hereof, or increase the compensation payable to any other employees (other than (A) increases in the ordinary course of business, consistent with past practice, which, in the aggregate do not exceed $50,000 on an annual basis or otherwise have a Material Adverse Effect on Target, or (B) pursuant to plans disclosed in the Target Disclosure Schedule), or adopt or, except as required by applicable law to maintain a plan's tax-qualified status, amend any employee benefit plan or arrangement (oral or written); or

               (iii) loan or advance any money to any officer, director, employee, shareholder or consultant of Target other than advances in the ordinary course of business which do not exceed $5,000 at any time outstanding to any one person;

          (c) Target will not (i) purchase, acquire, issue, deliver, sell or authorize the issuance, delivery or sale of any stock appreciation rights or of any shares of its capital stock of any class or any securities convertible into or exchangeable for, or rights, warrants or options to acquire, any such shares or convertible or exchangeable securities, (ii) make any changes in its capital structure or (iii) enter into any agreement or understanding or take any preliminary action with respect to the matters referred to in clause (i) or (ii) of this paragraph (c);

          (d) Target will keep in full force and effect its existing insurance policies and will not modify or reduce the coverage thereunder;

          (e)  Target  will  not  (i)  pay  any   dividend  or  make  any  other
     distribution to holders of its capital stock, (ii) split, combine or reclassify any of its or their capital stock or propose or authorize the issuance of any other securities in respect of or in lieu of or in substitution for any shares of its capital stock, (iii) repurchase, redeem or otherwise acquire any shares of its capital stock, or (iv) take any preliminary action with respect thereto;

          (f) Target will not incur any additional indebtedness for borrowed money (including, without limitation, by way of guarantee or the issuance and sale of debt securities or rights to acquire debt securities), or incur any account payable except in the ordinary course of business, or enter into or modify any contract, agreement, commitment or arrangement with respect to the foregoing;

          (g) Target will not enter into any transaction that would, in the reasonable judgment of Acquirer, delay the occurrence of the Closing beyond August 31, 2000.

          (h) Other than sales of products and services in the ordinary course of business and consistent with present practice Target will not (i) sell, lease or otherwise dispose of any of its assets having a book or market value in excess of $25,000 in the aggregate or that are otherwise material, individually or in the aggregate, to the business, results of operations or financial condition of Target or (ii) enter into, or consent to the entering into of, any agreement granting a preferential right to sell, lease or otherwise dispose of any of such assets;

          (i) Target will not (i) enter into any new line of business; (ii) change its investment, liability management and other material policies in any material respect; (iii) incur or commit to any capital expenditures, obligations or liabilities in connection therewith other than capital expenditures, obligations or liabilities that (a) are listed on the Target Disclosure Schedule or (b) individually do not exceed $25,000 and in the aggregate do not exceed $100,000;

     (iv) acquire or agree to acquire by merging or consolidating with, or acquire or agree to acquire by purchasing a substantial portion of the assets of, or in any other manner, any business or Person; (v) otherwise, except as to the acquisition of materials and supplies for its products, services and activities in the ordinary course of business and consistent with past practices, acquire or agree to acquire any assets for a total consideration in the aggregate in excess of $25,000; (vi) make any investment in any Person; or (vii) enter into any license, technology development or technology transfer agreement with any other Person in excess of $25,000;

          (j) Target will not (i) change its methods of accounting as currently in effect except as required by changes in generally accepted accounting principles; (ii) change any of its methods of accounting for income and deductions for income tax purposes from those employed in the preparation of the income tax returns of Target for the period ending December 31, 1999; or (iii) change its fiscal year;

          (k) Target will not settle or compromise, or agree to settle or compromise any suit or other litigation matter or matter in an arbitration proceeding for any material amount (after taking into account any insurance proceeds to which Target is entitled) or otherwise on terms which would have a Material Adverse Effect on Target; and

          (l) Target will not agree or commit to do any of the foregoing.

     Section 6.02. Access to Records and Personnel. At all reasonable times from and after the date hereof until the Closing, Target shall afford Acquirer and its accountants, counsel, financial advisor and other representatives full and complete access to the properties, employees and officers of Target and to all books, accounts, financial and other records and contracts of every kind of Target; provided, however, that no investigation pursuant to this Section 6.02 shall affect any representation or warranty given by Target or the Shareholders to Acquirer hereunder.

     Section 6.03. No Other Offers. Target shall not, nor shall Target authorize or permit any officer, director, employee or Shareholder of, any investment banker, attorney, accountant or other representative retained by, Target or the Shareholders to, (i) entertain, encourage, solicit or initiate any inquiries or the making of any proposal that may reasonably be expected to lead to any "takeover proposal" or (ii) participate in any discussions or negotiations, or provide third parties with any information, relating to any such inquiry or proposal. Target shall immediately advise Acquirer of any such inquiries or proposals and shall provide Acquirer with the terms of such proposal. As used in this Section 6.03, "takeover proposal" shall mean any proposal outside of the ordinary course of Target's business, for a merger or other business combination involving, directly or indirectly, Target or for the acquisition of a substantial equity interest in Target, or a substantial portion of the assets of Target other than the transactions contemplated hereby, and "substantial equity interest" shall mean any equity ownership representing beneficial ownership of five percent or more of the outstanding capital stock of Target.

     Section 6.04. Maintenance of Business. Target will use its commercial best efforts to carry on, preserve and maintain its business, preserve and retain its employees, properties and goodwill, keep available the services of its officers and employees and preserve its relationships with those of its customers, suppliers, licensors, licensees and others having business relationships with it that are material to its business in substantially the same manner as if it had prior to the date hereof. If Target becomes aware of a material deterioration or facts which are likely to result in a material deterioration in the relationship with any material customer, supplier, licensor, licensee or others having business relationships with Target, it will promptly bring such information to the attention of Acquirer in writing.

     Section 6.05. Compliance with Obligations. Prior to the Closing Date, Target will comply with (a) all applicable federal, state, local and foreign laws, rules and regulations, (b) all material agreements and obligations, including its Articles of Incorporation, by which Target, its properties or its assets may be bound, and (c) all decrees, orders, writs, injunctions, judgments, statutes, rules and regulations applicable to Target, its properties or its assets.

     Section 6.06. Shareholder Approval. Target will use all reasonable efforts to obtain the necessary approvals by its Shareholders of this Agreement and the transactions contemplated hereby. Each Shareholder of Target has entered into a Voting Agreement in the form attached hereto as Exhibit 6.06.

     Section 6.07. Noncompetition and Confidentiality.

          (a) Noncompetition. Each of the Shareholders listed on Schedule 6.07 (the "Management Shareholders") acknowledges that he, she or it has extensive knowledge and a unique understanding of the business of Target, has been directly involved with the establishment and continued development of its customer relations and has had access to all of the proprietary and confidential information used in the business of Target. Each of the Management Shareholders further acknowledges that if he, she or it has or any of his, her or its Affiliates were to compete with Acquirer or Target in such business following the Closing, great harm would come to Acquirer thereby destroying any value associated with the purchase of Target and the goodwill of Target. In furtherance of the Merger and to more effectively protect the value of Target, each of the Management Shareholders covenants and agrees that, for a period beginning on the date hereof and ending on the date which is three years thereafter (the "Term"), such Management Shareholder shall not, and shall cause his, her or its Affiliates not to, directly or indirectly, as employee, agent, consultant, director, partner or in any other individual or representative capacity, own, operate, manage, control, engage in, act as a consultant or advisor to, render services for (alone or in association with any person, firm, corporation or entity), or otherwise assist any person or entity that engages in or owns, operates, manages or controls any venture or enterprise that engages or proposes to engage in "pharmacy benefit management" anywhere in the United States except on behalf of Target or Acquirer or their respective Affiliates. "Pharmacy benefit management" means the business of (i) contracting with pharmacies or pharmacists to provide pharmaceutical products and/or services to sponsors of pharmacy benefit plans or individuals covered by pharmacy benefit plans; (ii) managing a network of pharmacies or pharmacists, (iii) processing the claims for such services, and (iv) providing appropriate consulting services to managers of pharmacy benefit plans and their clients; provided that, except for claims processing, such services shall not include services which Acquirer did not provide for clients as of June 1, 2000. Notwithstanding the foregoing, nothing contained in this Section 6.07 shall prohibit any Management Shareholder or his, her or its Affiliates from (i) owning not more than an aggregate of one percent (1%) of any class of stock of any company which is listed on a national securities exchange or traded in the over-the-counter market and (ii) in the case of Management Shareholders who are attorneys, practicing law in the ordinary course of such Management Shareholder's business.

          (b) Nonsolicitation. Each Management Shareholder agrees that, during the Term, none of said Management Shareholders or his, her or its respective Affiliates will, directly or indirectly, as employee, agent, consultant, principal or otherwise (i) solicit any business from or in any way transact or seek to transact any business with or otherwise seek to influence or alter the relationship between Target or its Affiliates with any person or entity to whom Target or its Affiliates provided services or to whom Target or any of its Affiliates made a presentation at any time during the three-month period preceding the Closing, or (ii) solicit for employment or other services or otherwise seek to influence or alter the relationship between Target or its Affiliates of any person who is or was an employee of Target or its Affiliates at any time during the three- month period preceding the Closing, except on behalf of Target and Acquirer. Each of the Management Shareholders acknowledges that the covenants contained in this Section 6.06(b) are essential conditions for Acquirer entering into this Agreement without which Acquirer would not have entered into this Agreement or have paid the consideration payable by it. The Management Shareholders acknowledge that the restrictions set forth herein are reasonable, valid and necessary for the protection of the legitimate interest of Acquirer and Target.

          (c) Confidentiality. After the Closing, each Management Shareholder shall strictly maintain the confidentiality of all information, documents and materials relating to Target, except to the extent disclosure of any such information is required by law or authorized by Acquirer.

     In the event that any Management Shareholder reasonably believes after consultation with counsel that he, she or it is required by law to disclose any confidential information described in this Section 6.07(c), such Management Shareholder will (i) provide Acquirer with prompt notice before such disclosure in order that Acquirer may attempt to obtain a protective order or other assurance that confidential treatment will be accorded to confidential information, and (ii) cooperate with Acquirer in attempting to obtain such order or assurance. The provisions of this Section 6.07(c) shall not apply to any information, documents or materials which are in the public domain or shall come into the public domain, other than by reason of default by any Management Shareholder of this Agreement or becomes known in the industry through no wrongful act on the part of any Management Shareholder.

          (d) Remedies. Without limiting the right of Acquirer to pursue all other legal and equitable rights available to it, including without limitation, damages for the actual or threatened violation of this Section
     6.07 by any  Management  Shareholder  or any of his, her or its  respective
     Affiliates, it is agreed that other remedies cannot fully compensate Acquirer for such a violation and that Acquirer shall be entitled to injunctive relief and/or specific performance to prevent violation or continuing violation thereof, without bond and without the necessity of showing actual monetary damages. It is the intent and understanding of each party hereto that if, in any action before any court or agency legally empowered to enforce this
     Section 6.07,  any term,  restriction,  covenant or promise in this Section
     6.07 is found to be unreasonable and for that reason unenforceable, then such term, restriction, covenant or promise shall be deemed modified to the extent necessary to make it enforceable by such court or agency.

                       ARTICLE VII. COVENANTS OF ACQUIRER
                                    ---------------------

     Section 7.01. Commission Filings. Acquirer shall timely file all reports required to be filed by it with the Commission required under the Securities Act or Exchange Act between the date hereof and the Closing and shall deliver to Target copies of all such reports promptly after the same are filed.

     Section 7.02. Maintenance of Business. Acquirer will use its commercially reasonable efforts to carry on, preserve and maintain its business, preserve and retain its employees, properties and goodwill, keep available the services of its officers and employees and preserve its relationships with those of its customers, suppliers, licensors, licensees and others having business relationships with it that are material to its business in substantially the same manner as it has prior to the date hereof.

     Section 7.03. Compliance with Obligations. Prior to the Closing Date, Acquirer will comply in all material respects with (i) all applicable Federal, state, local and foreign laws, rules and regulations, (ii) all material agreements and obligations, including its Certificate of Incorporation and Bylaws, by which it, its properties or its assets may be bound, and (iii) all decrees, orders, writs, injunctions, judgments, statutes, rules and regulations applicable to it, its properties or its assets.

     Section 7.04. Consents. Acquirer shall promptly apply for or otherwise seek, and use its commercially reasonable efforts to obtain all consents and approvals required to be obtained by it for the consummation of the Merger.

     Section 7.05. Maintenance of Target Indemnification Obligations.

          (a) Subject to and following the Effective Time, Target shall, and Acquirer shall cause Target to, indemnify and hold harmless the Indemnified Target Parties (as defined below) to the extent provided in the Bylaws or Articles of Incorporation of Target, in each case as in effect as of the date of this Agreement without amendment, for three years after the Effective Time; provided, however, that all rights to indemnification in respect of any claim asserted or made within such period shall continue until the final disposition of such claim. For purposes of this Section 7.05, "Indemnified Target Parties" shall mean the individuals who were officers, directors and employees of Target on or prior to the Effective Time.

          (b) The provisions of this Section 7.05 shall be in addition to any other rights available to the Indemnified Target Parties, shall survive the Effective Time of the Merger, and are expressly intended for the benefit of the Indemnified Target Parties.

                 ARTICLE VIII. COVENANTS OF TARGET AND ACQUIRER
                               --------------------------------

     Section 8.01. Advice of Changes Each party will promptly advise the other such party in writing of:

          (a) any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with the Merger;

          (b) any notice or other communication from any Governmental Entity or Regulatory Authority in connection with the Merger;

          (c) any actions, suits, claims, investigation or other judicial proceedings commenced or threatened against it which, if pending on the date of this Agreement, would have been required to have been disclosed pursuant to this Agreement or which relate to the consummation of the Merger;

          (d) any event known to its executive officers occurring subsequent to the date of this Agreement that would render any representation or warranty of such party contained in this

     Agreement, if made on or as of the date of such event or the Closing Date, untrue, inaccurate or misleading in any material respect (other than an event so affecting a representation or warranty which is expressly limited to a state of facts existing at a time prior to the occurrence of such event);

          (e) any Material Adverse Change in the business condition of the party; and

          (f) from time to time prior to the Closing, Target and Acquirer will promptly supplement or amend its respective Disclosure Schedule with respect to any matter hereafter arising which, if existing or occurring at the date of this Agreement, would have been required to be set forth or described in such Disclosure Schedule hereto. No supplement or amendment of a Disclosure Schedule made pursuant to this Section shall be deemed to cure any breach of, affect or otherwise diminish any representation or warranty made in this Agreement unless the other party hereto specifically agrees thereto in writing.

     Section 8.02. Regulatory Approvals. Prior to the Closing, each party shall execute and file, or join in the execution and filing of, any application or other document that may be necessary in order to obtain the authorization, approval or consent of any Governmental Entity or Regulatory Authority which may be reasonably required, or that the other party may reasonably request, in connection with the consummation of the Merger. Each party shall use its best efforts to obtain all such authorizations, approvals and consents.

     Section 8.03. Actions Contrary to Stated Intent. Neither party shall take any action that would, or reasonably might be expected to, result in any of its representations and warranties set forth herein being or becoming untrue in any material respect, or in any of the conditions to the Acquisition set forth in
Article IX hereof not being satisfied.

     Section 8.04. Certain Filings. Target and Acquirer shall cooperate with one another:

          (a) in determining whether any action by or in respect of, or filing with, any Governmental Entity or Regulatory Authority is required, or any actions, consents, approvals or waivers are required to be obtained from parties to any material contracts, in connection with the consummation of the transactions contemplated by this Agreement; and

          (b) in seeking any such actions, consents, approvals or waivers or making any such filings, furnishing information required in connection therewith and seeking timely to obtain any such actions, consents, approvals or waivers.

     Section 8.05. Public Disclosure. Acquirer and Target shall consult with each other before issuing any press release or otherwise making any public statement with respect to the Merger or this Agreement and shall not issue any such press release or make any such public statement prior to such consultation, except as, in the reasonable judgment of the Board of Directors of either Acquirer or Target, may be required by law or the rules and regulations of Nasdaq.

     Section 8.06. Satisfaction of Conditions Precedent. Target and Acquirer will use their commercially reasonable efforts to satisfy or cause to be satisfied all the conditions precedent that are set forth in Article VIII hereof, as applicable to each of them, and to cause the transactions contemplated by this Agreement to be consummated by June 30, 2000 and, without limiting the generality of the foregoing, to obtain all consents and authorizations of third parties and to make all filings with, and give all notices to, third parties that may be necessary or reasonably required on its part in order to effect the transactions contemplated hereby. Target and Acquirer agree to negotiate in good faith with respect to any additional agreement reasonably requested by another party hereto which such requesting party determines in good faith is necessary to effect the transactions contemplated hereby.

                        ARTICLE IX. CONDITIONS OF CLOSING
                                    ---------------------

     Section 9.01. Conditions to All Parties' Obligations. The obligations of all the parties to this Agreement to effect the Acquisition shall be subject to the fulfillment or satisfaction, at or prior to the execution of this Agreement of the following conditions or the mutual waiver by the parties:

          (a) Illegality or Legal Constraint. No temporary restraining order, preliminary or permanent injunction or other order or restraint issued by any court of competent jurisdiction, no statute, rule, regulation, order, decree, restraint or pronouncement by any Governmental Entity, and no other legal restraint or prohibition which would prevent or have the effect of preventing the consummation of the Acquisition shall have been issued or adopted or be in effect.

          (b) Governmental Authorizations. All permits, approvals, filings and consents required or advisable to be obtained or made prior to the consummation of the Acquisition under applicable federal laws or applicable laws of any state or municipality or foreign country having jurisdiction over the Acquisition and the other transactions contemplated herein shall have been obtained or made, as the case may be, on terms and conditions satisfactory to Target, the Shareholders, Acquirer and Acquirer Sub, acting reasonably, (all such permits, approvals, filings and consents and the lapse of all such waiting periods being referred to as the "Requisite Regulatory Approvals"), and all such Requisite Regulatory Approvals shall be in full force and effect.

          (c) Escrow Agreement. Acquirer, the Shareholders and the Escrow Agent shall have executed the Escrow Agreement in the form of Exhibit 2.07 hereof.

     Section 9.02. Conditions to the Obligations of Acquirer and Acquirer Sub to Effect the Acquisition. The obligations of Acquirer and Acquirer Sub under this Agreement to effect the Acquisition are subject to the fulfillment or satisfaction, at or prior to the execution of this Agreement, of the following conditions, unless waived by Acquirer in its sole discretion:

          (a) Accuracy of Representations and Warranties. Each of the representations and warranties of Target and the Shareholders set forth in Articles III and IV hereof that is expressly qualified by a reference to materiality shall be true and correct in all respects as so qualified, and each of the representations and warranties of Target and the Shareholders set forth in Articles III and IV hereof that is not so qualified shall be true and correct in all material respects, each as of the date when made and at and as of the Closing, except for such changes as are permitted by this Agreement and except to the extent a representation or warranty speaks only as of an earlier date.

          (b) Covenants and Agreements. Target and the Shareholders shall have duly performed and complied with the covenants and agreements required by this Agreement to be performed by or complied with by it, him or her prior to or at the Closing. None of the events or conditions entitling Acquirer to terminate this Agreement under Article X hereof shall have occurred and be continuing.

          (c) Consents. Any consent required for the consummation of the Acquisition under any material Contract or License or for the continued enjoyment by Target of the benefits of any such contract or license after the Acquisition shall have been obtained.

          (d) Opinion of Counsel. Acquirer shall have received the opinion of Dover & Dixon, P.A., a professional corporation, counsel to Target, dated as of the Closing Date, in the form of Exhibit 9.02(d) hereto.

          (e) Certificate of Target. Acquirer shall have received a certificate of Target, executed on behalf of Target by the President of Target, satisfactory in form and substance to Acquirer, as to compliance with the matters set forth in paragraphs (a), (b) and (c) of this Section 9.02.

          (f) No Adverse Decision. There shall not be any action taken or threatened, or any statute, rule, regulation or order enacted, entered, threatened, or deemed applicable to the transactions contemplated hereby, by any foreign or United States Federal or state government or

     Governmental Entity or Regulatory Authority or court that, whether in connection with the grant of a Requisite Regulatory Approval, any agreement proposed by any foreign or United States Federal or state government or Governmental Entity or Regulatory Authority, or otherwise, which (i) requires or could reasonably be expected to require any divestiture of a portion of its business that Acquirer in its reasonable judgment believes will have a Material Adverse Effect on Target or (ii) imposes any condition upon Target that in Acquirer's reasonable judgment (x) would be materially burdensome to Target or (y) would materially increase the costs incurred or that will be incurred by Acquirer as a result of consummating the Acquisition and the other transactions contemplated hereby. There shall be no action, suit, investigation or proceeding pending or threatened by or before any Governmental Entity which (i) seeks to restrain, enjoin, prevent the consummation of or otherwise materially affect the transactions contemplated by this Agreement or (ii) questions the validity or legality of any such transactions or seeks to recover damages or to obtain other relief in connection with any such transactions.

          (g) Litigation. There shall not have been any litigation or claim pending or threatened against Target as of Closing Date that could reasonably be expected to have a Material Adverse Effect on Target.

          (h) Proceedings; Receipt of Documents. All corporate and other proceedings taken or required to be taken in connection with the transactions contemplated hereby and all documents incident thereto shall be reasonably satisfactory in form and substance to Acquirer and Acquirer's counsel, and Acquirer and Acquirer's counsel shall have received all such information and such counterpart originals or certified or other copies of such documents as Acquirer or its counsel may reasonably request. Acquirer shall have received such other instruments, approvals and other documents as it may reasonably request to make effective the transactions contemplated hereby.

          (i) Adverse Change. From the date hereof through and including the Closing Date, Target shall not have suffered any Material Adverse Change in its business, financial condition, assets, properties or prospects (whether or not described in any supplement to a schedule hereto).

          (j) Non-Disclosure and Non-Solicitation Agreements. Each of the employees of Target who are to be employed or otherwise retained by Acquirer shall have entered into an agreement with Acquirer, in the form of
     Exhibit 9.02(j) hereto.

          (k) Financial Statements. Acquirer shall have received from Target true, correct and complete copies of each of the financial statements referenced in Section 3.07(a) hereto, which financial statements shall be satisfactory to Acquirer in all respects in Acquirer's sole discretion.

          (l) Shareholder Representation Letters. Each Shareholder shall have delivered to Acquirer a letter in the form of Exhibit 9.02(l) relating to such Shareholder's status as an "accredited investor" for purposes of the Securities Act.

          (m) FIRPTA Affidavit. Target shall have executed and delivered to Acquirer an affidavit pursuant to Section 1445(b) of the Code in the form attached hereto as Exhibit 9.02(m).

          (n) Supporting Documents. Acquirer and its counsel shall have received copies of the following documents:

               (i) (A) the Articles of Incorporation of Target certified as of a recent date by the Secretary of State of the State of Arkansas (B) a certificate of said Secretary dated as of a recent date as to the due incorporation of Target and (C) a certificate from the Secretary of State of each state or jurisdiction listed on the Target Disclosure Schedule, as to Target's qualification, good standing (if applicable) and payment of taxes in each such state;

               (ii) a certificate of the Secretary or an Assistant Secretary (or other officer or director executing such certificate) of Target dated the Closing Date and certifying (A) that attached thereto is a true and complete copy of the Bylaws of such company as in effect on the date of such certification; (B) that attached thereto is a true and complete copy of all resolutions adopted by the Board of Directors and the shareholders of such company authorizing the execution, delivery and performance of this Agreement and the other agreements contemplated hereby to which such company is a party, and the consummation of the Agreement and the other agreements contemplated hereby to which such company is a party, and that all such resolutions are in full force and effect and are all the resolutions adopted in connection with the transactions contemplated hereby, and (C) to the incumbency and specimen signature of each officer or director of such company executing this Agreement and any certificate or instrument furnished pursuant hereto, and a certification by another officer or director of such company as to the incumbency and signature of the officer or director signing the certificate referred to in this clause
          (ii); and

               (iii) such additional similar supporting documents and other information with respect to the operations and affairs of Target as Acquirer or its counsel may reasonably request.

          (o) Lock-up Agreements. Each of the Shareholders shall have executed a lock- up agreement regarding their shares of Acquirer Common Stock received as consideration hereunder substantially in the form of Exhibit 9.02(m).

     Section 9.03. Conditions to the Obligations of Target and the Shareholders to Effect the Merger. The obligations of Target and the Shareholders under this Agreement to effect the Merger are subject to the fulfillment or satisfaction, at or prior to the execution of this Agreement of the following conditions, unless waived by Target and the Shareholders in their sole discretion:

          (a) Accuracy of Representations and Warranties. The representations and warranties of Acquirer and Acquirer Sub set forth in Article V hereof that is expressly qualified by a reference to materiality shall be true and correct in all respects as so qualified, and each of the representations and warranties of Acquirer and Acquirer Sub set forth in Article V hereof that is not so qualified shall be true and correct in all material respects as of the date when made and at and as of the Closing (except to the extent a representation or warranty speaks only as of an earlier date and except for changes contemplated by this Agreement).

          (b) Covenants and Agreements. Acquirer and Acquirer Sub shall have complied with the covenants and agreements required by this Agreement to be performed or complied with by it prior to or at the Closing. None of the events or conditions entitling Target and the Shareholders to terminate this Agreement under Article X hereof shall have occurred and be continuing.

          (c) Opinion of Counsel. Target and the Shareholders shall have received the opinion of Fulbright & Jaworski L.L.P., counsel to Acquirer and Acquirer Sub, in the form of Exhibit 9.03(c) hereto.

          (d) Certificates of Acquirer and Acquirer Sub. Target shall have received certificates of Acquirer and Acquirer Sub, satisfactory in form and substance to Target, executed on behalf of Acquirer by the Chief Executive Officer and Chief Financial Officer of Acquirer and on behalf of Acquirer Sub by the Chief Executive Officer and Chief Financial Officer of Acquirer Sub, as to compliance with the matters set forth in paragraphs (a) and (b) of this Section 9.03.

          (e) Proceedings; Receipt of Documents. All corporate and other proceedings taken or required to be taken in connection with the transactions contemplated hereby and all documents incident thereto shall be reasonably satisfactory in form and substance to Target and the Management Shareholders and counsel to Target and the Management Shareholders, and Target, the Management Shareholders and counsel to Target and the Management Shareholders shall have received all such information and such counterpart originals or certified or other copies of such documents as Target, the Management Shareholders or their counsel may reasonably request. Target and the Management Shareholders shall have received such other instruments, approvals and other documents as it may reasonably request to make effective the transactions contemplated hereby.

          (f) Supporting Documents. Target and its counsel shall have received copies of the following documents:

               (i) (A) the Certificate of Incorporation of Acquirer certified as of a recent date by the Secretary of State of the State of New York,
          (B) a certificate of said Secretary dated as of a recent date as to the corporate and tax good standing of Acquirer, (C) the Certificate of Incorporation of Acquirer Sub certified as of a recent date by the Secretary of State of the State of Arkansas and (D) a certificate of said Secretary dated as of a recent date as to the corporate and tax good standing of Acquirer Sub;

               (ii) certificates of the Secretary or an Assistant Secretary (or other officer or director executing such certificate) of Acquirer and Acquirer Sub dated the Closing Date and certifying (A) that attached thereto is a true and complete copy of the Bylaws of such company as in effect on the date of such certification; (B) that attached thereto is a true and complete copy of all resolutions adopted by the Board of Directors and the shareholders (if any) of such company authorizing the execution, delivery and performance of this Agreement and the other agreements contemplated hereby to which such company is a party, and the consummation of the Agreement and the other agreements contemplated hereby to which such company is a party, and that all such resolutions are in full force and effect and are all the resolutions adopted in connection with the transactions contemplated hereby, and (C) to the incumbency and specimen signature of each officer or director of such company executing this Agreement and any certificate or instrument furnished pursuant hereto, and a certification by another officer or director of such company as to the incumbency and signature of the officer or director signing the certificate referred to in this clause (ii); and

               (iii) such additional similar supporting documents and other information with respect to the operations and affairs of Acquirer and Acquirer Sub as Target or its counsel may reasonably request.

          (g) Adverse Change. From the date hereof through the Closing Date, Acquirer shall not have suffered any Material Adverse Change in its business, financial condition, assets, properties or prospects.

                 ARTICLE X. TERMINATION, AMENDMENTS AND WAIVERS
                            -----------------------------------

     Section 10.01. Termination. This Agreement may be terminated at any time prior to the Closing:

          (a) by the mutual consent of the Boards of Directors of Target, Acquirer and Acquirer Sub;

          (b) by Acquirer and Acquirer Sub, or Target, if the Closing shall not have occurred on or before the close of business on August 31, 2000 provided that the terminating party is not at fault for the delay;

          (c) by Acquirer and Acquirer Sub, if they are not in material breach of their obligations under this Agreement, and if (i) there has been a breach by Target or the Shareholders of any of their respective representations and warranties hereunder such that Section 9.02(a) will not be satisfied, (ii) there has been a willful breach on the part of Target or the Shareholders of any of their respective covenants or agreements contained in this Agreement such that the first sentence of Section 9.02(b) will not be satisfied, and, in both case (i) and case (ii), such breach has not been cured within ten (10) days after notice to Target or the Shareholders;

          (d) by Target and the Shareholders (acting by a majority in interest), if they are not in material breach of their obligations under this Agreement, and if (i) there has been a breach by Acquirer or Acquirer Sub of any of their representations and warranties hereunder such that Section 9.03(a) will not be satisfied or (ii) there has been the willful breach on the part of Acquirer or Acquirer Sub of any of their covenants or agreements contained in this Agreement such that the first sentence of
     Section 9.03(b) will not be satisfied, and, in both case (i) and (ii), such breach has not been cured within ten (10) days after notice to Acquirer;

          (e) by Acquirer or Target, if, after the date of this Agreement, there shall have occurred a Material Adverse Change in the business of Target or Acquirer, respectively, of their respective financial condition, assets, properties or prospects.

     Section 10.02. Effect of Termination. In the event of termination of this Agreement by either Target and the Shareholders or Acquirer and Acquirer Sub as provided in Section 10.01 hereof, this Agreement shall, except as provided herein, forthwith become void and there shall not be any liability or obligation with respect to the terminated provisions of this Agreement on the part of the parties hereto or their respective officers or directors, except and to the extent such termination results from the willful breach by a party of any of its representations, warranties or agreements hereunder.

                           ARTICLE XI. INDEMNIFICATION
                                       ---------------

     Section 11.01. Indemnification by the Shareholders.

          (a) Indemnification. Subject to the provisions of Section 11.03 hereof, the Shareholders (whether or not a Shareholder is a party to this Agreement) shall, jointly and severally, indemnify, defend and hold harmless Acquirer and its officers, directors, employees, agents and representatives (each an "Acquirer Indemnified Party") from and against and in respect of any and all losses, damages, expenses, liabilities, claims, settlements, assessments and judgments (including reasonable costs and attorney's fees and other expenses arising out of claim, or the defense, settlement or investigation thereof, made with respect to any of the foregoing) (collectively, "Losses") incurred or suffered by an Acquirer Indemnified Party, arising out of, based upon or resulting from (i) any litigation set forth in Section 3.12 of the Target Disclosure Schedule,
     (ii) any employee benefit or employment matter, or (iii) any inaccuracy, misrepresentation or breach of representation and warranty contained in
     Article III of this Agreement or non-fulfillment of any covenant or agreement of Target contained in this Agreement or any certificate or instrument furnished pursuant hereto. Notwithstanding the foregoing the maximum indemnification liability of any Shareholder with respect to any Loss shall not exceed such Shareholder's pro rata share of such Loss based on such Shareholder's ownership of outstanding Target Capital Stock on the Closing Date.

          (b)  Several  Indemnification.  Subject to the  provisions  of Section
     11.03 hereof, each Shareholder shall severally but not jointly indemnify, defend and hold harmless each Acquirer Indemnified Party from and against and in respect of any and all losses, damages, expenses, liabilities, claims, settlements, assessments and judgments (including reasonable costs and attorney's fees and other expenses arising out of any claim, or the defense, settlement or investigation thereof, made with respect to any of the foregoing) incurred or suffered by Acquirer, arising out of, based upon or resulting from any inaccuracy, misrepresentation or breach by such Shareholder of any of his/her/its representations and warranties contained in Article IV of this Agreement, or any non-fulfillment of any of his/her/its respective covenants or agreements or any certificate or instrument furnished pursuant hereto.

     Section 11.02.  Indemnification  by Acquirer.  Subject to the provisions of
Section 11.03 hereof, Acquirer shall indemnify, defend and hold harmless Target, its officers, directors, employees, agents and representatives and each of the Shareholders (each a "Target Indemnified Party") from and against and in respect of any and all losses, damages, expenses, liabilities, claims, settlements, assessments and judgments (including the reasonable costs and attorney's fees and other expenses arising out of any claim, or the defense, settlement or investigation thereof, made with respect to any of the foregoing) incurred or suffered by any Target Indemnified Party, arising out of, based upon or resulting from any inaccuracy, misrepresentation or breach by Acquirer or Acquirer Sub of the representations or warranties contained in Article V of this Agreement, or any non-fulfillment of any of their respective covenants or agreements contained in this Agreement or any certificate or instrument furnished pursuant hereto.

     Section 11.03. Limitations.

          (a) An Indemnifying Party (as defined in Section 11.05 below) shall not be entitled to make any claim for indemnification under this Article XI with respect to the inaccuracy, misrepresentation or breach of any representation and warranty contained in this Agreement after the date on which such representation or warranty ceases to survive pursuant to Section
     11.06 hereof.

          (b) Notwithstanding anything to the contrary contained herein, no Indemnified Party (as defined in Section 11.04 below) shall be entitled to indemnification from an Indemnifying Party (as defined in Section 11.04 below) with respect to the inaccuracy, misrepresentation or breach or any representation and warranty until the losses suffered by such Indemnified Party and for which indemnification is available hereunder exceed $50,000 in the aggregate, whereupon the Indemnified Party shall be entitled to claim indemnification for all losses suffered in excess of $50,000 by such Indemnified Party and for which indemnification is available hereunder; provided, however, that this $50,000 threshold shall not be applicable with respect to the representations and warranties contained in Sections 3.03,
     3.22 and 4.01.

          (c) Except as set forth below, the total indemnification liability of all Shareholders shall not exceed, in the aggregate, the sum of (i) $3,000,000 and (ii) the product of (x) 200,000 and (y) the average of the last reported per share trading price of Acquirer Common Stock over the 30 business day period immediately preceding the Closing Date; provided that with respect to any breach of the representations and warranties set forth in Sections 3.01, 3.03, 3.04, 3.09, 3.22 and 4.01, such limitation on indemnification liability shall not apply, and instead the total indemnification liability of each Shareholder shall not exceed, in the aggregate, the value of the Merger Consideration and the Contingent Payment delivered to such Shareholder hereunder.

     The total indemnification liability of Acquirer shall not exceed the value of one-half of the Merger Consideration on the Closing Date, plus one-half of the value of the Contingent Payment, if any. No limitation provided in this Section 11.03, however, shall be applicable with respect to any claim for fraud, willful misconduct or intentional misrepresentation.

     Section 11.04. Notice and Defense of Claims.

          (a) Each Acquirer Indemnified Party and Target Indemnified Party (the "Indemnified Party") shall give notice to the party or parties required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and, in the event of any claim or demand asserted by a third party; but the failure of any Indemnified Party to timely give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement unless such failure to give notice materially adversely affected the ability of the Indemnifying Party to defend such claim. Upon receipt of any such notice, the Indemnifying Party may elect to defend the Indemnified Party against such claim, suit, action or proceeding, at its own expense, through counsel of its own choice that is reasonably acceptable to the Indemnified Party, and from and after such election and for so long as the Indemnifying Party is diligently prosecuting such defense, the Indemnifying Party shall not be responsible for any legal fees or expenses of the Indemnified Party, other than reasonable costs of investigation. Failing such election or reasonably diligent prosecution, the Indemnified Party shall have the right to (but shall not be obligated to) pay, compromise or defend the same. In any claim, suit, action or proceeding defended by the Indemnifying Party, the Indemnified Party may participate, at its expense, in the defense of the same. The Indemnifying Party in the defense of any such claim, suit, action or proceeding shall not, except with the consent of the Indemnified Party, consent to the entry of any judgment or entry into any settlement which (i) does not include as an unconditional term thereof the giving by the claimant or plaintiff to the Indemnified Party of a release from all liability in respect to such claim, suit, action or proceeding or (ii) requires the performance of any act (other than the payment of moneys for which such Indemnified Party is held harmless hereunder) or the agreement not to perform any act by the Indemnified Party. The Indemnified Party shall not settle or compromise any such claim without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld. The Indemnified Party shall furnish such information regarding itself or the claim in question as the Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim, suit, action or proceeding resulting therefrom.

     Section 11.05. Exclusive Remedy. In the absence of fraud, willful misconduct or intentional misrepresentation (for which liability shall be governed by applicable law), the indemnification provisions of this Article XI will be the sole and exclusive remedy of Acquirer and the other Indemnified Parties after the Closing Date for any damages suffered by the Indemnified Parties in connection with this transaction.

     Section 11.06. Survival of Representations and Warranties. All of the representations, warranties and agreements contained in this Agreement shall survive the Closing and shall remain in full force and effect until the expiration of two years from the Closing Date and, thereafter, to the extent a claim is made prior to such expiration with respect to any breach of such representation, warranty or agreement, until such claim is finally determined or settled. Notwithstanding the foregoing, the representations and warranties contained in Sections 3.01, 3.03, 3.04, 3.11, 3.15 and 3.17 shall remain in full force and effect until the expiration of the applicable statute of limitations.

     Section 11.07. Reimbursement. Subject to Section 11.02 hereof, at the time that the Indemnified Party shall suffer a loss because of a breach of any warranty, representation or covenant by the Indemnifying Party or at the time the amount of any liability on the part of the Indemnifying Party under this Agreement is determined (which in the case of payment to third persons shall be the earlier of (i) the date of such payment, provided that the Indemnified Party has fully complied with Section 11.03, or (ii) the date that a court of competent jurisdiction shall enter a final judgment, order or decree (after exhaustion or expiration of appeal rights) establishing such liability) (such loss or amount being hereinafter referred to as the "Indemnity Claim"), the Indemnifying Party shall forthwith, upon notice from the Indemnified Party, pay to the Indemnified Party the amount of the Indemnity Claim. In the case of an Indemnity Claim against a Target Indemnified Party, such claim shall be payable, at the option of the Indemnifying Party, either in cash or shares of Acquirer Common Stock. For purposes of satisfying any indemnity claim in shares of Acquirer Common Stock pursuant to this Section 11.07, such shares shall be valued at the average of the last reported per share trading price of Acquirer Common Stock over the 30 business day period immediately preceding the date a claim is finally determined in accordance with the terms of this Agreement and the Escrow Agreement. In the case of an Indemnity Claim against an Acquirer Indemnified Party, such claim shall be paid in cash. If such amount is not paid forthwith, then the Indemnified Party may, at its option, take legal action against the Indemnifying Party for reimbursement in the amount of its Indemnity Claim. For purposes hereof the Indemnity Claim shall include the amounts so paid, or determined to be owing by the Indemnified Party together with costs and reasonable attorney's fees and interest on the foregoing items (but only to the extent pre-judgment interest due the Indemnified Party is not already included within such items) at the rate of ten percent (10%) per annum from the date the Indemnity Claim is due from the Indemnifying Party to the Indemnified Party as hereinabove provided until the Indemnity Claim shall be paid.

                            ARTICLE XII. TAX MATTERS
                                         -----------

     Section 12.01. Tax Indemnities

          (a) The Shareholders be responsible for, shall pay or cause to be paid, and shall indemnify, defend and hold harmless Acquirer and its Affiliates against and reimburse Acquirer and its Affiliates for any and all Taxes that may be imposed upon or assessed against Target or the assets thereof (other than Taxes disclosed in the Financial Statements or Taxes provided for in the books and records of Target , with such provisions in the Financial Statements and books and records determined in accordance with the practices employed in connection with the preparation of the tax returns of Target for the year ended December 31, 1999): (i) with respect to any Pre-Closing Period; (ii) arising by reason of any breach or inaccuracy of the representations contained in Section 3.11 hereof; (iii) with respect to any and all Taxes of any member of an affiliated group of which Target (or any predecessor thereof) is or was a member on or prior to the Closing Date, including any Taxes for which the Target may be liable under Section 1.1502-6 of the Treasury regulations promulgated under the Code (or any similar provision of state, local or foreign Law); (iv) by reason of being a successor-in-interest or transferee of another Person on or prior to the Closing Date; the Shareholders shall also pay and shall indemnify and hold harmless Acquirer and its Affiliates from and against any losses, damages, liabilities, obligations, costs and expenses (including, without limitation, reasonable expenses and fees for attorneys, consultants, expert witnesses and accountants and expenses reasonably incurred in prosecution, investigation, remediation, defense or settlement) ("Related Costs") incurred in connection with the Taxes for which the Shareholders are responsible to indemnify Acquirer hereunder.

          (b) Acquirer shall be responsible for, shall pay or cause to be paid, and shall indemnify, defend and hold harmless the Shareholders against and reimburse the Shareholders for all Taxes that they may at any time suffer or incur, or become subject to, as a result of, or in connection with, Target with respect to Post-Closing periods.

          (c) Payment by the indemnitor of any amount due to the indemnitee under this Section 12.01 shall be made within 10 days following written notice by the indemnitee that payment of such amount to the appropriate Tax authority is due by the indemnitee; provided, that the indemnitor shall not be required to make any payment earlier than two Business Days before it is due to the appropriate Tax authority. In the case of a Tax that is contested in accordance with the provisions of Section 12.03 payment of the Tax to the appropriate Tax authority will not be considered to be due earlier than the date that a final determination to such effect is made by such Tax authority or a court.

          (d) For purposes of this Agreement, "Pre-Closing Period " shall mean a taxable period or portion thereof that ends on or prior to the Closing Date. If a taxable period begins on or prior to the Closing Date and ends after the Closing Date, then the portion of the taxable period that ends on (and including) the Closing Date shall constitute a Pre-Closing Period. In the case of any Tax that is imposed on a periodic basis and is payable for a period that begins before the Closing Date and ends after the Closing Date, the portion of such Taxes payable for the Pre- Closing Period shall be (i) in the case of any Tax other than a Tax based upon or measured by income, the amount of such Tax for the entire period multiplied by a fraction, the numerator of which is the number of days in the period ending on the Closing Date and the denominator of which is the number of days in the entire period and (ii) in the case of any Tax based upon or measured by income, the amount which would be payable if the taxable year ended on the Closing Date. Any credit shall be prorated based upon the fraction employed in clause (i) of the preceding sentence. In the case of any Tax based upon or measured by capital (including net worth or long- term debt) or intangibles, any amount thereof required to be allocated under this Section 12.01(d) shall be computed by reference to the level of such items on the Closing Date. For purposes of this Agreement, "Post-Closing Period" means any period other than a Pre-Closing Period.

     Section 12.02. Contests.

          (a) After the Closing, Acquirer and the Shareholders shall promptly notify each other in writing of any demand or claim received by the Shareholders, Acquirer or Target from any Tax authority or other party with respect to Taxes for which the Shareholders are liable pursuant to Section 12.01(a). Such notice shall contain factual information (to the extent known) describing the asserted Tax liability in reasonable detail and shall include copies of any notice or other document received from any Tax authority in respect of any such asserted Tax liability.

          (b) The Shareholders (or their designee) may elect to control the conduct, through counsel of its own choosing and at its own expense, of any audit, claim for refund and administrative or judicial proceeding involving any asserted liability with respect to which indemnity may be sought under
     Section 12.01(a) (any such audit, claim for refund or proceeding relating to an asserted Tax liability is referred to herein as a "Contest "). If the Shareholders (or their designee) elect to control a Contest, it shall within 20 calendar days of receipt of the notice of asserted Tax liability notify Acquirer of its intent to do so, and the Shareholders (or their designee) shall have all rights to settle, compromise and/or concede such asserted liability; provided, however, that Acquirer shall have the right to consult with the Shareholders regarding any Contest that may affect the Acquirer or Target for any Post-Closing Period and provided further that the Shareholders shall not have the right to settle, compromise and/or concede any Contest that may affect the Acquirer or Target for any period after the Closing Date without Acquirer's prior written consent, which consent shall not be unreasonably withheld. If the Shareholders elect not to control the Contest or fails to notify Acquirer of its election as herein provided, Acquirer may pay, compromise or contest, at its own expense, subject to (i) reimbursement by the Shareholders for reasonable third party expenses and (ii) the Shareholders' indemnification obligations under Section 12.01(a). Acquirer shall have the sole right to represent Target in any other Contest.

          (c) In the event that the Shareholders shall after the Closing take any position in any Tax Return, or reach any settlement or agreement on audit, which is in any manner inconsistent with any position taken by the Target in any filing, settlement or agreement made by Target prior to the Closing and such inconsistent position (i) requires the payment by Acquirer or Target of more Tax than would have been required to be paid had such position not been taken or such settlement or agreement not been reached,
     (ii) affects the determination of useful life, basis or method of depreciation, amortization or accounting of any of the assets or properties of Target or (iii) accelerates the time at which any Tax must be paid by Acquirer or Target, then the Shareholders, in each such case, shall provide timely and reasonable notice to Acquirer of such position and shall indemnify Acquirer and hold it harmless from any Tax liability or Tax cost or any Related Costs arising from, in connection with or otherwise with respect to such position.

     Section 12.03. Preparation of Tax Returns. Acquirer shall prepare and file or shall cause to be prepared and filed all U.S. federal, state, local and foreign income and franchise Tax Returns relating to Target for any Tax period ending on or prior to the Closing Date and which are required to be filed after the Closing Date, and shall pay any and all Taxes due with respect to such Tax Returns. The parties agree that if Target is permitted, but not required, under applicable Tax Laws to treat the Closing Date as the last day of a Tax period, they will treat the Tax period as ending on the Closing Date. The Shareholders or their designee shall prepare and file all other Tax Returns of or which include Target that are required to be filed on or prior to the Closing Date, and shall pay any and all Taxes due with respect to such Tax Returns. All such Tax Returns shall be prepared in a manner consistent with prior practice. Acquirer shall prepare and file or cause Target to prepare and file all Tax Returns for which the Shareholders not responsible pursuant to this Section 12.03; provided, that the Shareholders shall pay to Acquirer the amount, if any, determined pursuant to
Section 12.01 in accordance with the procedures thereof.

     Section 12.04. Cooperation and Exchange of Information. The Shareholders, Acquirer and Target will provide each other with such cooperation and information as any of them reasonably may request of another in filing any Tax Return, amended Tax Return or claim for refund, determining a liability for Taxes or a right to a refund of Taxes or participating in or conducting any audit or other proceeding in respect of Taxes. Each such party shall make its employees available on a mutually convenient basis to provide explanations of any documents or information provided hereunder. Each such party will retain all Tax Returns, schedules and work papers and all material records or other documents relating to Tax matters of Target for the Tax period first ending after the Closing Date and for all prior Tax periods until the later of (a) the expiration of the statute of limitations of the Tax periods to which such Tax Returns and other documents relate, without regard to extensions except to the extent notified by another party in writing of such extensions for the respective Tax periods, or (b) eight years following the due date (without extension) for such Tax Returns. Any information obtained under this Section
12.03 shall be kept confidential, except as may be otherwise necessary in connection with the filing of Tax Returns or claims for refund or in conducting an audit or other proceeding.

     Section 12.05. Conveyance Taxes. The Shareholders agree to assume liability for and to pay any and all sales, value added, transfer, stamp, registration, real property transfer or gains and similar Taxes incurred as a result of the transactions contemplated hereby and to file all required change of ownership and similar statements.

                        ARTICLE XIII. GENERAL PROVISIONS
                                      ------------------

     Section 13.01. Taking of Necessary Action. In case at any time after the Closing any further action is necessary or desirable to carry out the purposes of this Agreement, each of the parties hereto agrees, subject to applicable laws, to use all reasonable efforts promptly to take or cause to be taken all further action and promptly to do or cause to be done all further things (including the execution and delivery of such further instruments and documents) as any party reasonably may request.

     Section 13.02. Effect of Due Diligence. No investigation by or on behalf of Acquirer or Acquirer Sub into the business, operations, prospects, assets or condition (financial or otherwise) of Target shall diminish in any way the effect of any representations or warranties made by Target or any of the Shareholders in this Agreement or shall relieve Target or any of the Shareholders of any of their obligations under this Agreement. No investigation by or on behalf of Target or the

Shareholders into the business, operations, prospects, assets or condition (financial or otherwise) of Acquirer or Acquirer Sub shall diminish in any way the effect of any representations or warranties made by Acquirer or Acquirer Sub in this Agreement or shall relieve Acquirer or Acquirer Sub of any of their obligations under this Agreement.

     Section 13.03. Successors and Assigns. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns, heirs, executors, administrators and legal representatives. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties hereto.

     Section 13.04. Entire Agreement. This Agreement and the other documents referred to herein contain the entire agreement among the parties hereto with respect to the transactions contemplated hereby, and controls and supersedes any prior understandings, agreements or representations by or between the parties, written or oral, which conflicts with, or may have related to, the subject matter hereof in any way, including without limitation that certain letter dated January 26, 2000 by and among Acquirer and Target.

     Section 13.05. Notices. All notices or other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or sent by telefax communication, by recognized overnight courier marked for overnight delivery, or by registered or certified mail, postage prepaid, addressed as follows:

          (a) If to Target, Pharmacy Associates, Inc., 320 Executive Ct., Suite 201, Little Rock, AR 72205, with a copy to John Peace, Esq., Dover & Dixon, 420 West Capital Avenue, 37th Floor, Little Rock, AR 72201

          (b) If to Acquirer or Acquirer Sub, 26 Harbor Park Drive, Port Washington, NY 11050, with a copy to: Fulbright & Jaworski L.L.P., 666 Fifth Avenue, New York, New York 10103, Attention: Steven Suzzan, Esq.

          (c) If to the Shareholders, to the address specified in Schedule I hereto.

          (d) Or such other addresses as shall be furnished by like notice by such party. All such notices and communications shall, when telefaxed (immediately thereafter confirmed by telephone), be effective when telefaxed, or if sent by nationally recognized overnight courier service, be effective one Business Day after the same has been delivered to such courier service marked for overnight delivery, or, if mailed, be effective when received.

     Section 13.06. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York, without reference to or application of any conflicts of laws principles.

     Section 13.07. No Third Party Beneficiaries. This Agreement shall not confer any rights or remedies upon any Person other than the parties and their respective successors and permitted assigns.

     Section 13.08. Amendments and Waivers. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by each of the parties hereto; provided, however, that the holders of a majority of the outstanding Target Capital Stock shall have the right to amend any provision of this Agreement on behalf of the Shareholders unless any nonconsenting Shareholder is adversely affected by such amendment in a manner different from other Shareholders. No waiver by any party of any default, misrepresentation or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence. At any time prior to the Closing, the parties hereto, by action taken by their respective Boards of Directors and, in the case of the Shareholders, by action taken by the holders of a majority of the outstanding Target Capital Stock, may (i) extend the time for the performance of any of the obligations or other acts of the other party hereto, (ii) waive any inaccuracies in the representations and warranties of the other party hereto contained herein or in any document delivered pursuant hereto and (iii) waive compliance with any of the agreements or conditions contained herein.

     Section 13.09. Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

     Section 13.10. Construction. The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

     Section 13.11. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     Section 13.12. Headings. The headings used in this Agreement are for convenience only and are not to be considered in construing or interpreting any term or provision of this Agreement.

     Section 13.13. Consent to Jurisdiction; Receipt of Process. Each party hereby consents to the jurisdiction of, and confers non-exclusive jurisdiction upon, any federal or state court located in the City of New York, New York and appropriate appellate courts therefrom, over any action, suit or proceeding arising out of or relating to this Agreement, or any of the transactions contemplated hereby. Each party hereby irrevocably waives, and agrees not to assert as a defense in any such action, suit or proceeding, any objection which it may now or hereafter have to venue of any such action, suit or proceeding brought in any such federal or state court and hereby irrevocably waives any claim that any such action, suit or proceeding brought in any such court or tribunal has been brought in an inconvenient forum. Process in any such action, suit or proceeding may be served on any party anywhere in the world, whether within or without the State of New York provided that notice thereof is provided pursuant to provisions for notice under this Agreement.

     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first written above.

                                  NATIONAL MEDICAL HEALTH CARD
                                  SERVICES, INC.


                                  By:/s/ Bert E. Brodsky
                                     ------------------------------
                                     Title:  Chairman of the Board


                                  PHARMACY ASSOCIATES, INC.


                                  By: \s\ Tery Baskin
                                      ------------------------------
                                      Title: President


                                  PAI ACQUISITION CORP.


                                  By: \s\ Bert E. Brodsky
                                      ------------------------------
                                      Name: Bert E. Brodsky
                                      Title: Chief Executive Officer


                                  SHAREHOLDERS:


                                  /s/ Tery Baskin
                                  ----------------------------------
                                  Tery Baskin

                                  /s/ Bryan Hosto
                                  ----------------------------------
                                  Bryan Hosto

                 SIGNATURE PAGE OF AGREEMENT AND PLAN OF MERGER




                                  /s/ Rick Morrison
                                  ---------------------------------
                                  Rick Morrison

                                  /s/ Walter J. Morrison
                                  ---------------------------------
                                  Walter J. Morrison


                                  /s/ Paul Stanfield
                                  ---------------------------------
                                  Paul Stanfield

                                  MOMO LIMITED PARTNERSHIP


                                  By: /s/ Bryan Hosto
                                      -----------------------------
                                      Name: Brian Hosto
                                      Title: Agent

                 SIGNATURE PAGE OF AGREEMENT AND PLAN OF MERGER

                                    EXHIBITS

Exhibit 2.02(b)         Certificate of Merger
Exhibit 2.07            Form of Escrow Agreement
Exhibit 9.02(d)         Legal Opinion of Dover & Dixon
Exhibit 9.02(j)         Form of Non-Disclosure  and  Non-Solicitation  Agreement
Exhibit 9.02(m)         Form  of  Shareholder  Representation  Letter
Exhibit 9.02(n)         FIRPTA Affidavit
Exhibit 9.02(p)         Form of Lock-up  Agreement
Exhibit 9.03(c)         Legal Opinion of Fulbright & Jaworski L.L.P.

                                                    SCHEDULES

Schedule I              Shareholders
Schedule 2.07(d)        Allocation of Escrowed Shares
Schedule 2.10           Contingent Payments
Schedule 3.0            Target Disclosure Schedule
Schedule 5.0            Acquirer Disclosure Schedule
Schedule 6.07           Management Shareholders

                                TABLE OF CONTENTS

                                                                                    Page

AGREEMENT AND PLAN OF MERGER..............................................................1
                                                                                          -

RECITALS .................................................................................1
                                                                                          -

ARTICLE I.          DEFINITIONS...........................................................1
                                                                                          -
         Section 1.01.      "Acquisition".................................................2
                                                                                          -
         Section 1.02.      "Acquirer Common Stock".......................................2
                                                                                          -
         Section 1.03.      "Acquirer Disclosure Schedule"................................2
                                                                                          -
         Section 1.04.      "Acquirer Indemnified Party"..................................2
                                                                                          -
         Section 1.05.      "Affiliates"..................................................2
                                                                                          -
         Section 1.06.      "Arkansas Law"................................................2
                                                                                          -
         Section 1.07.      "Articles of Merger"..........................................2
                                                                                          -
         Section 1.08.      "Audited Financial Statements" ...............................2
                                                                                          -
         Section 1.09.      "Business Day" ...............................................2
                                                                                          -
         Section 1.10.      "Closing".....................................................2
                                                                                          -
         Section 1.11.      "Closing Date"................................................2
                                                                                          -
         Section 1.12.      "Code"........................................................2
                                                                                          -
         Section 1.13.      "Commission"..................................................2
                                                                                          -
         Section 1.14.      "Constituent Corporations"....................................2
                                                                                          -
         Section 1.15.      "Contingent Payment...........................................2
                                                                                          -
         Section 1.16.      "Contracts"...................................................3
                                                                                          -
         Section 1.17.      "Dissenting Shares"...........................................3
                                                                                          -
         Section 1.18.      "Effective Date"..............................................3
                                                                                          -
         Section 1.19.      "Effective Time"..............................................3
                                                                                          -
         Section 1.20.      "Employee Plan"...............................................3
                                                                                          -
         Section 1.21.      "Environmental Laws"..........................................3
                                                                                          -
         Section 1.22.      "Environmental Liabilities"...................................3
                                                                                          -
         Section 1.23.      "Environmental Material Adverse Effect".......................3
                                                                                          -
         Section 1.24.      "ERISA".......................................................3
                                                                                          -
         Section 1.25.      "ERISA Affiliate".............................................3
                                                                                          -
         Section 1.26.      "Escrowed Consideration"......................................4
                                                                                          -
         Section 1.27.      "Exchange Act"................................................4
                                                                                          -
         Section 1.28.      "Financial Statements"........................................4
                                                                                          -
         Section 1.29.      "Generally accepted accounting principles" ...................4
                                                                                          -
         Section 1.30.      "Governmental Entity".........................................4
                                                                                          -
         Section 1.31.      "Hazardous Substance".........................................4
                                                                                          -
         Section 1.32.      "Indemnified Party"...........................................4
                                                                                          -
         Section 1.33.      "Indemnifying Party"..........................................4
                                                                                          -
         Section 1.34.      "Indemnified Target Parties"..................................4
                                                                                          -
         Section 1.35.      "Indemnity Claim".............................................4
                                                                                          -
         Section 1.36.      "Intellectual Property".......................................4
                                                                                          -
                                                      -i-

         Section 1.37.      "Interim Financial Statements"................................4
                                                                                          -
         Section 1.38.      "IRS".........................................................4
                                                                                          -
         Section 1.39.      "Knowledge"...................................................4
                                                                                          -
         Section 1.40.      "License".....................................................5
                                                                                          -
         Section 1.41.      "Liens".......................................................5
                                                                                          -
         Section 1.42.      "Management Shareholders".....................................5
                                                                                          -
         Section 1.43.      "Material Adverse Change".....................................5
                                                                                          -
         Section 1.44.      "Material Adverse Effect".....................................5
                                                                                          -
         Section 1.45.      "Merger"......................................................5
                                                                                          -
         Section 1.46.      "Merger Consideration"........................................5
                                                                                          -
         Section 1.47.      "Nasdaq National Market"......................................5
                                                                                          -
         Section 1.48.      "New York Law"................................................5
                                                                                          -
         Section 1.49.      "Old Certificates"............................................5
                                                                                          -
         Section 1.50.      "Person"......................................................5
                                                                                          -
         Section 1.51.      "Prospectus"..................................................5
                                                                                          -
         Section 1.52.      "Public Filings"..............................................5
                                                                                          -
         Section 1.53.      "Registration Statement"......................................5
                                                                                          -
         Section 1.54.      "Regulatory Authority"........................................6
                                                                                          -
         Section 1.55.      "Related Costs"...............................................6
                                                                                          -
         Section 1.56.      "Release".....................................................6
                                                                                          -
         Section 1.57.      "Requisite Regulatory Approvals"..............................6
                                                                                          -
         Section 1.58.      "Securities Act"..............................................6
                                                                                          -
         Section 1.59.      "Seller Refunds"..............................................6
                                                                                          -
         Section 1.60.      "Software"....................................................6
                                                                                          -
         Section 1.61.      "Surviving Corporation".......................................6
                                                                                          -
         Section 1.62.      "Target Common Stock".........................................6
                                                                                          -
         Section 1.63.      "Target Disclosure Schedule"..................................6
                                                                                          -
         Section 1.64.      "Target Indemnified Party"....................................6
                                                                                          -
         Section 1.65.      "Tax Return(s)"...............................................6
                                                                                          -
         Section 1.66.      "Year 2000 Compliant".........................................6
                                                                                          -

ARTICLE II          THE MERGER............................................................7
                                                                                          -
         Section 2.01.      The Merger....................................................7
                                                                                          -
         Section 2.02.      Closing and Effective Time....................................7
                                                                                          -
         Section 2.03.      Effects of the Merger.........................................7
                                                                                          -
         Section 2.04.      Articles of Incorporation and Bylaws..........................7
                                                                                          -
         Section 2.05.      Director......................................................7
                                                                                          -
         Section 2.06.      Officers......................................................8
                                                                                          -
         Section 2.07.      Conversion of Outstanding Target Capital Stock................8
                                                                                          -
         Section 2.08.      Cancellation of Target Capital Stock..........................9
                                                                                          -

                                                      -ii-


         Section 2.09.      Exchange of Certificates......................................9
                                                                                          -
         Section 2.10.      Contingent Payments..........................................10
                                                                                         --

ARTICLE III.        REPRESENTATIONS AND WARRANTIES OF TARGET.............................10
                                                                                         --
         Section 3.01.      Organization, Etc............................................10
                                                                                         --
         Section 3.02.      Subsidiaries and Other Target Interests......................11
                                                                                         --
         Section 3.03.      Capitalization...............................................11
                                                                                         --
         Section 3.04.      Authorization................................................11
                                                                                         --
         Section 3.05.      No Violation.................................................12
                                                                                         --
         Section 3.06.      Approvals....................................................12
                                                                                         --
         Section 3.07.      Financial Statements and Other Information...................13
                                                                                         --
         Section 3.08.      No Undisclosed Liabilities...................................14
                                                                                         --
         Section 3.09.      Corporate Action.............................................14
                                                                                         --
         Section 3.10.      Events Subsequent to December 31, 1999.......................14
                                                                                         --
         Section 3.11.      Taxes........................................................15
                                                                                         --
         Section 3.12.      Litigation...................................................18
                                                                                         --
         Section 3.13.      Compliance with Laws.........................................18
                                                                                         --
         Section 3.14.      Title to and Condition of Property...........................18
                                                                                         --
         Section 3.15.      Environmental Matters........................................19
                                                                                         --
         Section 3.16.      Contracts....................................................19
                                                                                         --
         Section 3.17.      Employee Plans...............................................20
                                                                                         --
         Section 3.18.      Labor Matters................................................22
                                                                                         --
         Section 3.19.      Year 2000 Compliance.........................................22
                                                                                         --
         Section 3.20.      Insurance Policies...........................................23
                                                                                         --
         Section 3.21.      Records......................................................23
                                                                                         --
         Section 3.22.      Brokerage Fees...............................................23
                                                                                         --
         Section 3.23.      Suppliers and Customers......................................24
                                                                                         --
         Section 3.24.      Intellectual Property........................................24
                                                                                         --
         Section 3.25.      Licenses.....................................................25
                                                                                         --
         Section 3.26.      No Illegal or Improper Transactions..........................25
                                                                                         --
         Section 3.27.      Restrictive Documents and Territorial Restrictions...........26
                                                                                         --
         Section 3.28.      Bank Accounts................................................26
                                                                                         --
         Section 3.29.      No Misleading Statements.....................................26
                                                                                         --
         Section 3.30.      Hart-Scott-Rodino............................................26
                                                                                         --

ARTICLE IV.         REPRESENTATIONS AND WARRANTIES OF THE
                    SHAREHOLDERS.........................................................26
                                                                                         --
         Section 4.01.      Ownership....................................................26
                                                                                         --
         Section 4.02.      Authorization................................................27
                                                                                         --
         Section 4.03.      No Violation.................................................27
                                                                                         --
         Section 4.04.      Approvals....................................................28
                                                                                         --
         Section 4.05.      Brokerage Fees...............................................28
                                                                                         --
         Section 4.06.      Litigation...................................................28
                                                                                         --
ARTICLE V.          REPRESENTATIONS AND WARRANTIES OF ACQUIRER AND
                    ACQUIRER SUB.........................................................28
                                                                                         --
                                                      -iii-


         Section 5.01.      Organization, Etc............................................28
                                                                                         --
         Section 5.02.      Capitalization...............................................29
                                                                                         --
         Section 5.03.      Authorization................................................29
                                                                                         --
         Section 5.04.      No Violation.................................................29
                                                                                         --
         Section 5.05.      Approvals....................................................29
                                                                                         --
         Section 5.06.      Commission Filings...........................................30
                                                                                         --
         Section 5.07.      Valid Issuance...............................................30
                                                                                         --
         Section 5.08.      Broker's and Finder's Fees...................................30
                                                                                         --
         Section 5.09.      No Vote Required.............................................30
                                                                                         --
         Section 5.10.      Ownership of Acquirer Sub; No Prior Activities...............31
                                                                                         --
         Section 5.11.      Financial Statement and Other Information....................31
                                                                                         --

ARTICLE VI.         COVENANTS OF TARGET..................................................31
                                                                                         --
         Section 6.01.      Conduct of Target............................................31
                                                                                         --
         Section 6.02.      Access to Records and Personnel..............................33
                                                                                         --
         Section 6.03.      No Other Offers..............................................33
                                                                                         --
         Section 6.04.      Maintenance of Business......................................34
                                                                                         --
         Section 6.05.      Compliance with Obligations..................................34
                                                                                         --
         Section 6.06.      Shareholder Approval.........................................34
                                                                                         --
         Section 6.07.      Noncompetition and Confidentiality...........................34
                                                                                         --

ARTICLE VII.        COVENANTS OF ACQUIRER................................................36
                                                                                         --
         Section 7.01.      Commission Filings...........................................36
                                                                                         --
         Section 7.02.      Maintenance of Business......................................36
                                                                                         --
         Section 7.03.      Compliance with Obligations..................................36
                                                                                         --
         Section 7.04.      Consents.....................................................36
                                                                                         --
         Section 7.05.      Maintenance of Target Indemnification Obligations............37
                                                                                         --

ARTICLE VIII.       COVENANTS OF TARGET AND ACQUIRER.....................................37
                                                                                         --
         Section 8.01.      Advice of Changes............................................37
                                                                                         --
         Section 8.02.      Regulatory Approvals.........................................38
                                                                                         --
         Section 8.03.      Actions Contrary to Stated Intent............................38
                                                                                         --
         Section 8.04.      Certain Filings..............................................38
                                                                                         --
         Section 8.05.      Public Disclosure............................................38
                                                                                         --
         Section 8.06.      Satisfaction of Conditions Precedent.........................38
                                                                                         --
                                                      -iv-


ARTICLE IX.         CONDITIONS OF CLOSING................................................39
                                                                                         --
         Section 9.01.      Conditions to All Parties' Obligations.......................39
                                                                                         --
         Section 9.02.      Conditions to the Obligations of Acquirer and Acquirer Sub
                            Effect the Acquisition.......................................39
                                                                                         --
         Section 9.03.      Conditions to the Obligations of Target and the Shareholder
                            Effect the Merger............................................42
                                                                                         --

ARTICLE X.          TERMINATION, AMENDMENTS AND WAIVERS..................................44
                                                                                         --
         Section 10.01.     Termination..................................................44
                                                                                         --
         Section 10.02.     Effect of Termination........................................45
                                                                                         --

ARTICLE XI.         INDEMNIFICATION......................................................45
                                                                                         --
         Section 11.01.     Indemnification by the Shareholders..........................45
         Section 11.02.     Indemnification by Acquirer..................................45
                                                                                         --
         Section 11.03.     Limitations..................................................46
                                                                                         --
         Section 11.04.     Notice and Defense of Claims.................................46
                                                                                         --
         Section 11.05.     Exclusive Remedy ............................................47
                                                                                         --
         Section 11.06.     Survival of Representations and Warranties ..................47
                                                                                         --
         Section 11.07.     Reimbursement ...............................................47
                                                                                         --

ARTICLE XII.        TAX MATTERS..........................................................48
                                                                                         --
         Section 12.01.     Tax Indemnities..............................................48
                                                                                         --
         Section 12.02.     Contests.....................................................49
                                                                                         --
         Section 12.03.     Preparation of Tax Returns...................................50
                                                                                         --
         Section 12.04.     Cooperation and Exchange of Information......................50
                                                                                         --
         Section 12.05.     Conveyance Taxes.............................................51
                                                                                         --

ARTICLE XIII.       GENERAL PROVISIONS...................................................51
                                                                                         --
         Section 13.01.     Taking of Necessary Action...................................51
                                                                                         --
         Section 13.02.     Effect of Due Diligence......................................51
                                                                                         --
         Section 13.03.     Successors and Assigns.......................................51
                                                                                         --
         Section 13.04.     Entire Agreement.............................................52
                                                                                         --
         Section 13.05.     Notices......................................................52
                                                                                         --
         Section 13.06.     Applicable  Law..............................................52
                                                                                         --
         Section 13.07.     No Third Party Beneficiaries.................................52
                                                                                         --
         Section 13.08.     Amendments and Waivers.......................................52

         Section 13.09.     Severability.................................................53
                                                                                         --
         Section 13.10.     Construction.................................................53
                                                                                         --
         Section 13.11.     Counterparts.................................................53
                                                                                         --
         Section 13.12.     Headings.....................................................53
                                                                                         --
         Section 13.13.     Consent to Jurisdiction; Receipt of Process..................53
                                                                                         --